485BPOS		File Nos. 333-167334
Allianz Retirement Pro NY		811-05716
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	1	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	160	X

(Check appropriate box or boxes.)
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
(Name of Depositor)

One Chase Manhattan Plaza, 37th Floor, New York, New York 10005-1423
(Address of Depositor's Principal Executive Offices) (Zip Code)

(212) 586-7733
(Depositor's Telephone Number, including Area Code)

Allianz Life Insurance Company of New York
One Chase Manhattan Plaza, 37th Floor
New York, New York 10005-1423
(Name and Address of Agent for Service)

Copies to:
Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(763) 765-2913

It is proposed that this filing will become effective (check the appropriate box):

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on April 30, 2012 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: April 30, 2012
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

PART A – PROSPECTUS

THE ALLIANZ RETIREMENT PROSM NEW YORK

VARIABLE ANNUITY CONTRACT ISSUED BY

ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C AND

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life® of New York, we, us, our). The Contract is designed to be used by purchasers who are working with a registered investment adviser.

This Contract offers a Base Account and an Income Advantage Account (the Accounts) to which you (the Owner) can allocate the money you put into the Contract (Purchase Payments). The Base Account and the Income Advantage Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. The Accounts are both subject to fees that are computed and assessed differently.

The Base Account offers a variety of standard features including multiple variable investment options (Investment Options) and annuitization options (Annuity Options), systematic withdrawals, and dollar cost averaging.

The Income Advantage Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Income Advantage Payments) until annuitization, and a guaranteed death benefit (Income Advantage Death Benefit). Guarantees are subject to the claims paying ability of Allianz Life of New York.

The Income Advantage Death Benefit is available for a period of time after Income Advantage Payments begin. Payments can begin as early as age 65 or as late as age 90. If you are required to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the Income Advantage Payments you are then receiving as described in section 11, The Annuity Phase – When Annuity Payments Begin.

If you allocate money to the Income Advantage Account we restrict your Investment Option selection and allocations, and rebalance your investment value in this account (Income Advantage Account Value) quarterly. You can transfer Account Value from the Base Account to the Income Advantage Account before you start Income Advantage Payments, subject to Income Advantage Account’s maximum contribution limit. Withdrawals and transfers from the Income Advantage Account reduce this Account’s guaranteed values, and may cause Income Advantage Payments and/or the Income Advantage Death Benefit to end prematurely.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.

Allianz Life of New York Variable Account C is the Separate Account that holds the assets that underlie the Contract. Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge, or on the EDGAR database on the SEC’s website (http://www.sec.gov). A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information are also available on the EDGAR database.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask the person who provided you purchase advice regarding this Contract (your Financial Professional) about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: April 30, 2012

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Following are the currently available Investment Options. Under the Income Advantage Account, we restrict your Investment Option selection and allocations, and rebalance your Income Advantage Account Value quarterly. See section 4, Purchasing the Contract. Investment Options with a * are available under the Income Advantage Account. Currently, all of the Investment Options below are available under the Base Account.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS
AZL FusionSM Balanced Fund
AZL FusionSM Conservative Fund
AZL FusionSM Growth Fund
AZL FusionSM Moderate Fund
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL® Allianz AGIC Opportunity Fund
BLACKROCK
AZL® BlackRock Capital Appreciation Fund
AZL® International Index Fund*
AZL® Mid Cap Index Fund*
AZL® Money Market Fund*
AZL® Russell 1000 Growth Index Fund*
AZL® Russell 1000 Value Index Fund*
AZL® Small Cap Stock Index Fund*
BlackRock Global Allocation V.I. Fund*
COLUMBIA
AZL® Columbia Mid Cap Value Fund
AZL® Columbia Small Cap Value Fund
DAVIS
AZL® Davis New York Venture Fund
DREYFUS
AZL® Dreyfus Research Growth Fund
EATON VANCE
AZL® Eaton Vance Large Cap Value Fund
FEDERATED
AZL® Federated Clover Small Value Fund
FRANKLIN TEMPLETON
AZL® Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund*
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund*

FRANKLIN TEMPLETON (continued)
Mutual Shares Securities Fund
Templeton Global Bond Securities Fund*
Templeton Growth Securities Fund
GATEWAY
AZL® Gateway Fund*
INVESCO
AZL® Invesco Equity and Income Fund
AZL® Invesco Growth and Income Fund
AZL® Invesco International Equity Fund
J.P. MORGAN
AZL® JPMorgan International Opportunities Fund
AZL® JPMorgan U.S. Equity Fund
MFS
AZL® MFS Investors Trust Fund
MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund*
AZL® Morgan Stanley Mid Cap Growth Fund
OPPENHEIMER FUNDS
AZL® Oppenheimer Discovery Fund
PIMCO
PIMCO EqS Pathfinder Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio*
PIMCO VIT Emerging Markets Bond Portfolio*
PIMCO VIT Global Bond Portfolio (Unhedged)*
PIMCO VIT Global Multi-Asset Portfolio*
PIMCO VIT High Yield Portfolio*
PIMCO VIT Real Return Portfolio*
PIMCO VIT Total Return Portfolio*
PIMCO VIT Unconstrained Bond Portfolio*
SCHRODER
AZL® Schroder Emerging Markets Equity Fund*

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

TABLE OF CONTENTS

Glossary		4		Investment Option Expenses	29
Fee Tables		6	9.	Access to Your Money	30
	Owner Transaction Expenses 4	6		Systematic Withdrawal Program	31
	Owner Periodic Expenses	6		The Minimum Distribution Program and Required
	Contract Annual Expenses	6		Minimum Distribution (RMD) Payments	31
	Annual Operating Expenses of the Investment Options	6		Suspension of Payments or Transfers	31
	Examples	7	10.	Income Advantage Payments	32
1.	The Variable Annuity Contract	8		Income Advantage Payment Overview	32
	When The Contract Ends	9		Benefit Base	32
				Quarterly Anniversary Value	33
2.	Comparing the Base Account and			Requesting Income Advantage Payments	33
	Income Advantage Account	10		Calculating Your Income Advantage Payments	34
3.	Ownership, Annuitants, Covered Person, and Payees	11		Automatic Annual Income Advantage
	Owner	11		Payment Increases	36
	Joint Owners	11		Taxation of Income Advantage Payments	36
	Annuitant	11		When the Income Phase Ends	36
	Beneficiary	11	11.	The Annuity Phase	37
	Covered Person	12		Calculating Your Annuity Payments	37
	Payee	12		Variable or Fixed Annuity Payments	37
	Assignment, Changes of Ownership and			Annuity Payment Options	38
	OtherTransfers of a Contract	12		When Annuity Payments Begin	39
4.	Purchasing the Contract	13	12.	Death Benefit	39
	Purchase Payments	13		Income Advantage Death Benefit	40
	Allocation of Purchase Payments and Transferred			Death of the Owner and/or Annuitant	40
	Account Values	13		Death Benefit Payment Options During the
	Income Advantage Account Investment Option Allocation			Accumulation and Income Phases	41
	Restrictions and Quarterly Rebalancing	14	13.	Taxes	41
	Automatic Investment Plan (AIP)	15		Qualified and Non-Qualified Contracts	41
	Dollar Cost Averaging (DCA) Program	16		Taxation of Annuity Contracts	42
	Faxed Applications	16		Tax-Free Section 1035 Exchanges	43
	Free Look/Right-to-Examine Period	16	14.	Other Information	43
5.	Valuing Your Contract	16		Allianz Life of New York	43
	Accumulation Units	16		The Separate Account	43
	Computing the Contract Value and Account Values	17		Distribution	43
6.	Investment Options	18		Additional Credits for Certain Groups	44
	Substitution and Limitation on Further Investments	23		Administration/Allianz Service Center	45
	Transfers Between Investment Options	24		Legal Proceedings	45
	Electronic Investment Option Transfer and			Financial Statements	45
	Allocation Instructions	24		Status Pursuant to Securities Exchange Act of 1934	45
	Excessive Trading and Market Timing	25	15.	Privacy and Security Statement	46
	Flexible Rebalancing Program	26	16.	Table of Contents of the Statement of Additional
	Financial Advisers – Asset Allocation Programs	27		Information (SAI)	47
	Voting Privileges	27	Appendix A – Annual Operating Expenses for
7.	Our General Account	27		Each Investment Option	48
8.	Expenses	28	Appendix B – Effects of Partial Withdrawals and
	Base Account Fee	28		Transfers on the Values Available Under the
	Income Advantage Account Fee	28	Income Advantage Account		50
	Contract Maintenance Charge	29	For Service or More Information		51
	Transfer Fee	29		Addresses for mailing checks	51
	Premium Tax	29
	Income Tax	29

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.

Account(s) – the Base Account and Income Advantage Account, each of which is a separate grouping of investment and insurance features under this Contract. They are not separate legal entities.

Account Value(s) – the Base Account Value and the Income Advantage Account Value.

Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments under both Accounts. This phase begins on the Issue Date and ends for each Account as described in section 1, The Variable Annuity Contract.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.

Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract.

Annuity Options – the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Base Account is in once Annuity Payments begin. The Annuity Phase begins on the Annuity Date and ends when we make the last Annuity Payment under your selected Annuity Option as set out in section 11, The Annuity Phase.

Base Account – a group of investment and insurance features available to you under this Contract. The Base Account offers a variety of standard variable annuity features, but does not offer any guaranteed values.

Base Account Value – on any Business Day it is equal to the sum of the values in your selected Base Account Investment Options. The Base Account Value reflects the deduction of any contract maintenance charge, transfer fee and Base Account fee.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

Benefit Anniversary – a twelve-month anniversary of the Benefit Election Date or any subsequent twelve-month Benefit Anniversary.

Benefit Base – the amount we use to determine the initial annual maximum Income Advantage Payment.

Benefit Election Date – the Business Day we receive your request in Good Order at our Service Center, to begin Income Advantage Payments and you lock in the initial payment percentage based on the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate.

Benefit Year – any period of twelve months beginning on the Benefit Election Date or on a subsequent Benefit Anniversary.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus.

Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.

Contract Value – on any Business Day, the sum of your Base Account Value and your Income Advantage Account Value.

Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person – the person upon whose age and lifetime we base availability of the Contract and Income Advantage Payments.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Excess Withdrawal – the amount of any withdrawal you take from the Income Advantage Account while you are receiving Income Advantage Payments that, when added to other withdrawals taken during the Benefit Year, is greater than your annual maximum permitted payment.

Financial Professional – the person who advises you regarding the Contract. A Financial Professional may be a securities registered representative and/or a registered investment advisory representative.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, received by the Service Center from the correct mailing address. If you have questions about the information we require, please contact the Service Center.

Income Advantage Account – a group of investment and insurance features available to you under this Contract. The Income Advantage Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals called Income Advantage Payments, and/or a guaranteed death benefit for their heirs through the Income Advantage Death Benefit. The Income Advantage Account provides no Income Advantage Payment until the Covered Person is at least age 65.

Income Advantage Account Value – on any Business Day it is equal to the sum of the values in your selected Income Advantage Account Investment Options. The Income Advantage Account Value reflects the deduction of any contract maintenance charge, transfer fee and Income Advantage Account fee.

Income Advantage Death Benefit –the death benefit provided by the Income Advantage Account.

Income Advantage Payment – the payment we make to you under the Income Advantage Account.

Income Phase – the phase the Income Advantage Account is once you request Income Advantage Payments. The Income Phase begins on the Benefit Election Date and ends as set out in section 10, Income Advantage Payments.

Investment Options – the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date. We must receive your initial Purchase Payment and all necessary information before we issue the Contract.

Joint Owners – two Owners who own a Contract.

Maximum Anniversary Value – the highest Income Advantage Account Value on any Contract Anniversary before age 91, adjusted for subsequent Purchase Payment allocations and transfers to the Income Advantage Account, and adjusted for subsequent withdrawals and transfers from the Income Advantage Account, used to determine the Income Advantage Death Benefit as discussed in section 12.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Payee – the person or entity who receives Annuity Payments during the Annuity Phase.

Payment Date – the date Income Advantage Payments begin.

Purchase Payment – the money you put into the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

Quarterly Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – the highest Income Advantage Account Value on any Quarterly Anniversary before age 91, adjusted for subsequent Purchase Payment allocations and transfers to the Income Advantage Account, and adjusted for subsequent withdrawals and transfers from the Income Advantage Account, used to determine the Income Advantage Account’s Benefit Base as discussed in section 10.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Separate Account – Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – the area of our Company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.

FEE TABLES

These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract, or transferring Account Value between Investment Options and/or Accounts. For more information, see section 8, Expenses.

OWNER TRANSACTION EXPENSES

Sales/withdrawal charge ……………………….	None
Transfer Fee(1) ……………………………………	$25
(for each transfer after twelve in a Contract Year)
Premium Tax(2) ……………………………………	3.5%
(as a percentage of each Purchase Payment)
OWNER PERIODIC EXPENSES

Contract Maintenance Charge(3) ………………	$50
(per Contract per year)
CONTRACT ANNUAL EXPENSES

	Base Account	Income Advantage Account
		Maximum	Current(4)
Base Account Fee (as a percentage of each Base Account Investment Options’ net asset value)	0.35%
Income Advantage Account Fee (as a percentage of the Benefit Base)		1.75%	1.05%

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

Following are the minimum and maximum total annual operating expenses charged by any of the Investment Options for the period ended December 31, 2011, before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses(5) (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.65%	1.70%

(1)
We count all transfers made in the same Business Day as one transfer. Automatic program and Account related transfers, and transfers between the same Investment Option in the two Accounts are not subject to the transfer fee and do not count against the free transfers we allow as discussed in section 8, Expenses – Transfer Fee. Transfers are subject to the market timing policies discussed in section 6, Investment Options – Excessive Trading and Market Timing.

(2)
New York does not currently impose this tax, but we reserve the right to deduct it from your Contract Value if New York chooses to impose it in the future. This is the current maximum charge imposed in other states as discussed in section 8, Expenses – Premium Tax.

(3)	Waived if the Contract Value is at least $100,000 as discussed in section 8, Expenses – Contract Maintenance Charge.

(4)	The current Income Advantage Account fee may increase or decrease on each Quarterly Anniversary as discussed in section 8, Expenses – Income Advantage Account Fee.

(5)
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. Amounts may be different for each Investment Option. The maximum current fee is 0.25%. If these fees are deducted from Investment Option assets, they are reflected in the above table and disclosed in Appendix A. Appendix A contains annual operating expense details for each Investment Option.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

EXAMPLES

These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your selected Investment Options earn a 5% annual return. They also assume the maximum potential fees and charges for each period and are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Investment Option(s) and whether you allocate money to the Base Account and/or Income Advantage Account.

We deduct the $50 contract maintenance charge in the examples at the end of each year during the Accumulation Phase and we may waive this charge under certain circumstances, as described in section 8, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 8, Expenses – Transfer Fee).

These expenses apply if you allocate your total investment to the Income Advantage Account and we assess the maximum Income Advantage Account fee of 1.75%, which is the most expensive benefit.

1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$397	$1,200	$2,019	$4,131
0.65% (the minimum Investment Option operating expense)	$292	$ 893	$1,514	$3,165

2)
If you apply your Contract’s total investment value (Contract Value) to Annuity Payments at the end of each time period. The earliest available date Annuity Payments can begin (Annuity Date) is 13 months after the Issue Date.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$347	$1,150	$1,969	$4,081
0.65% (the minimum Investment Option operating expense)	$242	$ 843	$1,464	$3,115

3)	If you do not surrender your Contract.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$397	$1,200	$2,019	$4,131
0.65% (the minimum Investment Option operating expense)	$292	$ 893	$1,514	$3,165
As of December 31, 2011, no Contracts offered by this prospectus had been sold. Therefore, we have not included any condensed financial information. We will provide condensed financial information when it becomes available.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life of New York), where you make payments to us and the money is invested in a contract on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 13, Taxes.) Depending upon market conditions, your Contract can gain or lose value based on your selected Investment Options’ performance. When you take Annuity Payments, we promise to make regular periodic payments to you (the Payee). We do not make any changes to your Contract without your permission except as may be required by law.

In this prospectus, we use the terms Separate Account, general account, Base Account and Income Advantage Account. These terms are explained in the following paragraphs.

The Separate Account is a separate legal entity established under New York insurance law that holds the variable investment assets that underlie the variable annuities issued by Allianz Life of NY. We keep these assets apart from our general account assets and other separate account assets we own. Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all our general account assets and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.

This Contract offers a Base Account and an Income Advantage Account to which you can allocate money. The Base Account and Income Advantage Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. They are distinct from, and should not be confused with, the Separate Account or general account. The Base Account offers a variety of standard variable Investment Options, but does not offer any guaranteed values. The Income Advantage Account offers guaranteed values that can be used for guaranteed lifetime withdrawals called Income Advantage Payments. The Income Advantage Account has fewer variable Investment Options for you to invest in. The Base Account and Income Advantage Account are accounted for separately in terms of the values allocated to them and their expenses. Collectively we refer to the Base Account and Income Advantage Account as “the Accounts” within this prospectus.

The Base Account and Income Advantage Account can each have up to two phases. The first phase is generally the Accumulation Phase. The Base Account may also have an Annuity Phase and the Income Advantage Account may also have an Income Phase. The Accumulation Phase for each Account begins on the Business Day you allocate money to it. However, if you wait to allocate money to the Base Account until you begin Annuity Payments, your Base Account immediately enters the Annuity Phase. Also, if you wait to allocate money to the Income Advantage Account until you begin Income Advantage Payments, your Income Advantage Account immediately enters the Income Phase.

During the Accumulation Phase you can take withdrawals from your Accounts and, subject to certain restrictions, you can make additional Purchase Payments. Each Account’s Accumulation Phase (if any) ends upon the earliest of the following.

•	For the Income Advantage Account only, the Business Day we receive your request in Good Order at our Service Center, to begin Income Advantage Payments (the Benefit Election Date).

•	The Business Day before the Annuity Date that you annuitize the Base Account Value.

•	The Business Day we process your request for a full withdrawal of the total Contract Value.

•
The death of any Owner (or the Annuitant if the Contract is owned by a non-individual). The Accumulation Phase ends on the Business Day we first receive in Good Order at our Service Center the death benefit payment option and due proof of death, unless the surviving spouse continues the Contract. For non-spouse Joint Owners, this means Income Advantage Payments will not be available to you even if the Covered Person is still alive. The Covered Person is the individual upon whose life we base Income Advantage Payments.

A Business Day is any day the New York Stock Exchange is open, except when an Investment Option does not value its shares. A request is in “Good Order” when it contains all the information we require to process it. “Service Center” means the Allianz Service Center whose address and telephone number are listed at the back of this prospectus.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

During the Base Account’s Annuity Phase, we make Annuity Payments to the Payee. You can only annuitize if your entire Contract Value is in the Base Account. You can choose when the Annuity Phase and Annuity Payments begin (the Annuity Date), subject to certain restrictions. We base Annuity Payments on your total Base Account Value and the payout rates for the Annuity Option you select. If you select variable Annuity Payments, your payments will change based on your selected Investment Options’ performance. If you select fixed Annuity Payments, your payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 11, The Annuity Phase – Annuity Payments.

During the Income Advantage Account’s Income Phase, we make Income Advantage Payments to you for the lifetime of the Covered Person. If the Covered Person dies during the Income Advantage Account’s Accumulation Phase, Income Advantage Payments will not be available to you. Income Advantage Payments can begin as early as age 65 or as late as age 90.The Benefit Election Date is the date the Income Phase begins and we calculate your initial payment. The Payment Date is the date that your payments actually begin. You choose these dates subject to certain restrictions. We base your annual maximum Income Advantage Payment on a percentage of the Benefit Base. Before you request Income Advantage Payments, the Benefit Base is equal to the Quarterly Anniversary Value. The Benefit Base and Quarterly Anniversary Value are both initially equal to the amount you allocate to the Income Advantage Account. The Quarterly Anniversary Value is then equal to the highest Income Advantage Account Value on any Quarterly Anniversary, adjusted for subsequent Purchase Payments, withdrawals and transfers. Quarterly Anniversaries occur three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Your Income Advantage Payments can increase annually, and they decrease if you withdraw more than the annual maximum (an Excess Withdrawal) or if you transfer Income Advantage Account Value to the Base Account. Income Advantage Payments continue for the lifetime of the Covered Person unless you take an Excess Withdrawal of the total Income Advantage Account Value, transfer this total value to the Base Account, or begin Annuity Payments. For more information, see section 10, The Income Advantage Account – When the Income Phase Ends.

It is possible for your Contract to be in different phases at the same time. For example, your Base Account can be in the Accumulation Phase while your Income Advantage Account is in the Income Phase.

WHEN THE CONTRACT ENDS

The Contract ends when:

•	all applicable phases of the Contract (Accumulation Phase, Income Phase, and/or Annuity Phase) have ended, and/or

•	all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end although the Annuity Phase and Income Phase never began and we did not make any death benefit payments.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

2.	COMPARING THE BASE ACCOUNT AND INCOME ADVANTAGE ACCOUNT

Primary Differences Between the Accounts
	Base Account	Income Advantage Account
What are the Account features?	Standard variable annuity features including multiple Investment Options and Annuity Options, systematic withdrawals, and dollar cost averaging.	A protected account with fewer Investment Options that can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and a guaranteed death benefit (Income Advantage Death Benefit).
Are there withdrawal charges?	No.	No.
What are the current Account fees? (See section 8, Expenses)	The Base Account fee is 0.35% calculated and assessed as a percentage of the Base Account Investment Options’ net asset value.	The current Income Advantage Account fee is 1.05% of the Benefit Base.
Can the Account fees change?	No.
On each Quarterly Anniversary the Income Advantage Account fee can increase up to a maximum of 1.75% or it can decrease to as low as 0.25%. However, we cannot increase or decrease the fee more than 0.25% in any twelve-month period.

Are there restrictions on Account contributions? (See section 4, Purchasing the Contract – Allocation of Purchase Payments and Transferred Account Values.)	No.
During the Accumulation Phase the maximum aggregate Income Advantage Account contribution we allow without our prior approval is $1 million. Contributions include Purchase Payments allocated to and amounts transferred into this Account, less withdrawals and amounts transferred out of this Account. You cannot allocate to this Account after you request Income Advantage Payments, or after the Covered Person reaches age 81.

Are there Account specific Investment Option allocation and transfer restrictions?
(See section 4, Purchasing the Contract - Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing)
No.
Income Advantage Account has fewer Investment Options. We divided these Investment Options into three groups and restrict the amount of Income Advantage Account Value you can allocate to each group. We rebalance your Income Advantage Account Value quarterly according to your future Purchase Payment allocation instructions.

Are there guaranteed values? (See section 10, Income Advantage Payments – The Benefit Base, and section 12, Death Benefit.)	No.
The guaranteed values are Income Advantage Payments and Income Advantage Death Benefit. We base guaranteed Income Advantage Payments on the Benefit Base, and the guaranteed Income Advantage Death Benefit on the Maximum Anniversary Value. Before payments begin, the Benefit Base is equal to the Quarterly Anniversary Value (highest quarterly account value adjusted for subsequent Purchase Payments, withdrawals and transfers). The Maximum Anniversary Value is calculated in the same way except it captures the highest annual account value.

What kind of payouts are available? (See section 9, Access to Your Money; section 10, Income Advantage Payments; section 11, The Annuity Phase; and section 12, Death Benefit.)
The Base Account Value is available to you by taking withdrawals or Annuity Payments, and it is available to the person you designate (your Beneficiary) upon your death. Your entire Contract Value must be in the Base Account before Annuity Payments begin. Annuitization ends the Income Advantage Account and any Income Advantage Payments.

The Income Advantage Account Value is available to you by taking withdrawals. This Account also provides guaranteed lifetime withdrawals through Income Advantage Payments, and a guaranteed Income Advantage Death Benefit to your Beneficiary upon your death. Income Advantage Payments can begin as early as age 65 or as late as age 90. If you do not begin payments during this eligibility period, you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you will still have access to the Income Advantage Death Benefit.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

3.	OWNERSHIP, ANNUITANTS, COVERED PERSONS, AND PAYEES

OWNER

You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. Qualified Contracts, which are Contracts purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code, can only have one Owner.

JOINT OWNERS

A Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (Non-Qualified Contract) can be owned by up to two Owners (Joint Owners). If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

ANNUITANT

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For jointly owned Contracts, if the Annuitant dies before the Annuity Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix to the SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
•
We pay a death benefit to the Beneficiary unless the surviving spouse continues the Contract. If the surviving spouse continues the Contract, they become the new Owner and the Accumulation Phase continues for the remainder of their lifetime.
	• •	The Beneficiary becomes the Owner. If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•
If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–Annuity Option 1  or 3, payments end.
–Annuity Option 2 or 4, payments end when the guarantee period ends.
–Annuity Option 5,  payments end and the Payee may receive a lump sum refund.

	•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

BENEFICIARY

The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, we pay any death benefit to your estate.

NOTE: For jointly owned Contracts, the sole primary Beneficiary is the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

COVERED PERSON

We base Income Advantage Payments on the life of the Covered Person. The Covered Person’s age determines Contract availability and when Income Advantage Payments can begin. We determine the Covered Person as follows.

•	For solely owned Contracts, the Covered Person is the Owner.

•	For jointly owned Contracts, you can choose which Owner is the Covered Person.

•	For Contracts owned by a non-individual, the Covered Person is the Annuitant.

After the Issue Date, you cannot change the Covered Person. If you have a spouse as defined under federal law and you divorce, we divide the Contract in accordance with any applicable court order or law regarding division of assets upon divorce.

NOTE: For non-spouse Joint Owners, upon the death of any Owner, we pay any applicable death benefit, the Accumulation Phase ends, and any Income Advantage Payments and the Income Phase end if the Income Advantage Account Value is positive. This means that upon an Owner’s death, Income Advantage Payments are no longer available even if the Covered Person is still alive.

PAYEE

The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner, but we may allow you to name a different Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.

ASSIGNMENT, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF A CONTRACT

An authorized request specifying the terms of an assignment (including any collateral assignment, change of ownership or other transfers of a Contract) must be sent to our Service Center. We will not our consent if the assignment or transfer would violate or result in noncompliance with any applicable state or federal law or regulation. There may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. You must obtain our consent if you want to change the Owner from an individual to a non-individual, or if the death benefit is greater than the Contract Value. Any assignment is effective as of the date you sign the request. An assignment does not automatically change the Annuitant, Beneficiary or Covered Person. We are not liable for any payment made or action taken before we receive the assignment. An assignment may be a taxable event. We are not responsible for the validity or tax consequences of any assignment. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned. You should consult with a tax adviser before assigning this Contract.

NOTE: An assignment does not change the Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), we pay any applicable death benefit, the Accumulation Phase ends, and any Income Advantage Payments and the Income Phase end. Following an assignment, if the Covered Person is no longer an Owner or Annuitant, Income Advantage Payments and the Income Phase end based on the earlier of the death of an individual Owner (or Annuitant if the Owner is a non-individual) or Covered Person. However, upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse continues the Contract, Income Advantage Payments and the Income Phase end based on the earlier of the date of death of the surviving spouse or Covered Person. This means that Income Advantage Payments may end even if the Covered Person is still alive.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

4.	PURCHASING THE CONTRACT

PURCHASE PAYMENTS

To purchase this Contract, the Covered Person must be age 80 or younger on the Issue Date. The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial Purchase Payment due on the Issue Date is $75,000.

•	You can make additional Purchase Payments of $50 or more during the Accumulation Phase.

•	We only accept additional Purchase Payments to the Income Advantage Account before the Covered Person reaches age 81.

•	The maximum total Purchase Payments we accept without our prior approval is $1 million including amounts already invested in other Allianz Life of New York variable annuities.

•
There are no other restrictions on allocations to the Base Account, but there is a maximum on Income Advantage Account contributions as discussed under “Allocation of Purchase Payments and Transferred Account Values.”

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

Once we receive your initial Purchase Payment and all necessary information, we issue the Contract within two Business Days and allocate your payment to your selected Accounts and Investment Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.

If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is “received” when it arrives at the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus (1350 Energy Lane, Suite 200), which may delay processing.

NOTE: Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer or rollover. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

ALLOCATION OF PURCHASE PAYMENTS AND TRANSFERRED ACCOUNT VALUES

You make allocations to the Accounts and the Investment Options during the Accumulation Phase. However, once the Covered Person reaches age 81 you cannot allocate additional Purchase Payments to, or transfer Base Account Value to, the Income Advantage Account.

You must allocate your money to the Investment Options in whole percentages. Currently we allow you to invest in up to 15 Investment Options in each Account at any one time. We may change this maximum in the future, but you can always invest in at least five Investment Options in each Account.

During the Accumulation Phase, the maximum aggregate Income Advantage Account contribution we accept without our prior approval is $1 million. We calculate aggregate Income Advantage Account contributions by combining all Retirement Pro New York Contracts registered with the same social security number. We determine the maximum aggregate contribution and include the following, all calculated at the end of the Business Day:

•	Purchase Payments you allocate to the Income Advantage Account,

•	plus any Base Account Value you transfer into the Income Advantage Account,

•	less the total Income Advantage Account Value you withdraw, and

•	less the total Income Advantage Account Value you transfer to the Base Account.

We limit the amount you can take as a partial transfer or partial withdrawal from the Income Advantage Account. This limit is equal to the Income Advantage Account Value, less your total accumulated Income Advantage Account fee for the current Contract quarter calculated as of the end of the Business Day that we process the withdrawal or transfer.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

You can instruct us how to allocate additional Purchase Payments. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Account Value transfers between the Accounts and/or Investment Options do not change your future allocation instructions or how we rebalance your Income Advantage Value quarterly, as discussed next in this section. For more information, see section 6, Investment Options – Electronic Investment Option Transfer and Allocation Instructions.

You can change your future allocation instructions at any time without fee or penalty by writing to us, or electronically by telephone, fax, or website at http://www.allianzlife.com/newyork. We do not currently accept future Purchase Payment allocation instructions from you through any other form of electronic communication. Future allocation instruction changes are effective on the Business Day we receive them in Good Order at our Service Center. If you change your future allocation instructions by writing, telephone or fax, and are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your instructions must include directions for the plan/program. Future allocation instructions that you submit on our website do not change your allocation instructions for the automatic investment plan or flexible rebalancing program. To change your allocation instructions for this plan or program, you must send us your future allocation instructions by phone, fax or mail. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.

INCOME ADVANTAGE ACCOUNT INVESTMENT OPTION ALLOCATION RESTRICTIONS AND QUARTERLY REBALANCING

In the Income Advantage Account, we restrict your Investment Option selection. When you purchase a Contract, you agree to allow us to rebalance your Income Advantage Account Value quarterly as described here. We put these restrictions in place to support Income Advantage Account’s guarantees, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Income Advantage Account Value, Benefit Base and Income Advantage Death Benefit value.

•	You cannot allocate more than 15% of your Income Advantage Account Value to Investment Option Group 1.

•	You cannot allocate more than 50% of your Income Advantage Account Value to Investment Option Group 1 and 2.

•	You must allocate at least 50% of your Income Advantage Account Value to Investment Option Group 3.

Group 1 Investment Options
AZL Morgan Stanley Global Real Estate Fund AZL Schroder Emerging Markets Equity Fund AZL Small Cap Stock Index Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio PIMCO VIT Emerging Markets Bond Portfolio
Group 2 Investment Options
AZL Gateway Fund AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund BlackRock Global Allocation V.I. Fund PIMCO VIT Global Multi-Asset Portfolio
Group 3 Investment Options
AZL Money Market Fund Franklin High Income Securities Fund Franklin U.S. Government Fund PIMCO VIT Global Bond Portfolio (Unhedged) PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio PIMCO VIT Total Return Portfolio PIMCO VIT Unconstrained Bond Portfolio Templeton Global Bond Securities Fund
We may add, remove or substitute Investment Options from these groups. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We may also move Investment Options from a more restrictive group to a less restrictive group, but we cannot move Investment Options the other way. We send you written notice regarding additions, removals or substitutions. When an Investment Option within a group is removed or substituted, we send your written notice 30 days before the removal or substitution date.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

While your Income Advantage Account Value is positive, we automatically rebalance your Income Advantage Account Value quarterly according to your Income Advantage Account’s future Purchase Payment allocation instructions. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary. Your Investment Option’s performance may cause your chosen allocations to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change your Income Advantage Account’s future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP makes additional Purchase Payments to your Accounts before the earlier of the Covered Person’s 81st birthday or the Benefit Election Date on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate AIP Purchase Payments according to your future allocation instructions which must comply with the allocation requirements and restrictions stated in this section. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. However, if you begin Income Advantage Payments or Annuity Payments, AIP ends automatically as follows.

•	If you begin Income Advantage Payments, AIP ends on the Benefit Election Date.

•	If you begin Annuity Payments, AIP ends on the Business Day before the Annuity Date.

NOTE: For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

DOLLAR COST AVERAGING (DCA) PROGRAM

The DCA program transfers Base Account Value monthly from the AZL Money Market Fund to your selected Base Account Investment Options. By allocating on a regularly scheduled basis, as opposed to making a one-time allocation, your Base Account Value may be less susceptible to market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.

You can participate in either the six- or twelve-month DCA program by completing our DCA form. You can participate in this program during the Base Account’s Accumulation Phase one or more times. There are no fees for DCA transfers and currently, we do not count them as a free transfer. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

If you choose to participate immediately in this program, we apply 100% of the initial Purchase Payment you allocate to the Base Account to the AZL Money Market Fund. If you choose to participate later, you must allocate at least $1,500 of your Base Account Value to the AZL Money Market Fund. Each month while the program is in effect, we transfer Base Account Value applied to the DCA program from the AZL Money Market Fund according to your Base Account future Purchase Payment allocation instructions.

Information on the AZL Money Market Fund can be found in section 6, Investment Options; Appendix A – Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your Financial Professional or us by calling the toll-free telephone number at the back of this prospectus.

We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers or your participation does not begin until next month.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Your participation ends on the earliest of the following:

•	the DCA program period ends (which is either six or twelve months);

•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month); or

•	your Contract ends.

If the DCA program ends at your request, on the Business Day your program ends, we transfer any remaining DCA program Base Account Value in the AZL Money Market Fund according to your Base Account future Purchase Payment allocation instructions.

NOTE: This program is only available in the Base Account.

FAXED APPLICATIONS

We accept faxed applications, but we currently do not accept applications delivered via email or our website. It is important to verify receipt of any faxed application. We are not liable for faxed applications that we do not receive. A manually signed faxed application is considered the same as an application delivered by mail. Our fax system may not always be available; any fax system can experience outages or slowdowns and may delay fax application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our faxed application policy at any time and for any reason.

FREE LOOK/RIGHT-TO-EXAMINE PERIOD

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. You receive your Contract Value as of the day we receive your cancellation request. This may be more or less than your initial Purchase Payment. If you purchased an IRA Qualified Contract, we are instead required to refund your Purchase Payments less withdrawals. In these instances, you receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund Purchase Payments, we reserve the right to allocate your initial Purchase Payment to your selected Account’s AZL Money Market Fund until the expiration of the free look period. At the end of the free look period, we re-allocate your money according to your future Purchase Payment allocation instructions. The free look provision under the Contract is also called the right-to-examine.

5.	VALUING YOUR CONTRACT

Your Account Values increase and decrease based on Purchase Payments, transfers, withdrawals, deduction of fees and charges, and your selected Investment Options’ performance.

We place Purchase Payments you allocate to the Accounts and Investment Options into subaccounts under our Separate Account (Allianz Life of NY Variable Account C). Each subaccount invests exclusively in one Investment Option within an Account. We use accumulation units to account for all amounts allocated to or withdrawn from each subaccount.

ACCUMULATION UNITS

When we receive a Purchase Payment at our Service Center, we credit your Contract with accumulation units based on the Purchase Payment amount and daily price (the net asset value) for your selected Investment Option. An Investment Option’s net asset value is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price.

We arbitrarily set the initial accumulation unit value for each subaccount. On the Issue Date, the number of accumulation units in each subaccount is equal to the initial Purchase Payment amount allocated to a subaccount, divided by that subaccount’s accumulation unit value.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•	When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for your selected Investment Option and Account.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for your selected Investment Option and Account.

At the end of each Business Day, we adjust the number of accumulation units in each subaccount as follows. Additional Purchase Payments and transfers into a subaccount increase the number of accumulation units. Withdrawals, transfers out of a subaccount, and the deduction of any Contract charge or Income Advantage Account fee decrease the number of accumulation units. The Base Account fee reduces the accumulation unit value, not the number of accumulation units.

Each Business Day, we calculate changes to each subaccount's accumulation unit value to reflect:

•	changes in the value of underlying Investment Option shares,

•	dividends (including income and capital gains) declared by the Investment Option with an ex-dividend date of that Business Day, and

•	the deduction of the Base Account fee (if applicable).

For more detailed information about how we determine each subaccount’s accumulation unit value, see the Statement of Additional Information – Accumulation Unit Values.

COMPUTING CONTRACT VALUE AND ACCOUNT VALUES

We calculate your Contract Value each Business Day by multiplying each subaccount’s accumulation unit value by its number of accumulation units, and then adding those results together for all subaccounts in the Base Account and the Income Advantage Account. Additional Purchase Payments increase your Contract Value and the value of the Account to which you allocate them. Withdrawals and Contract charges decrease your Contract Value and the value of the Account from which they are deducted. Your Contract Value and Account Values on any given Business Day are determined at the end of the prior Business Day. For example, your Contract Value on a Contract Anniversary reflects the number and value of the accumulation units at the end of the prior Business Day. A Contract Anniversary is a twelve-month anniversary of your Contract’s Issue Date.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

6.	INVESTMENT OPTIONS

The following table lists this Contract’s Investment Options and their associated investment advisers and subadvisers, investment objectives, and primary investments. In the future, we may add, eliminate or substitute Investment Options to the extent permitted by the federal securities laws and, when required, the Securities & Exchange Commission. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Investment Options and their various risks and expenses are described in the Investment Options’ prospectuses. We send you the current copy of the Investment Options’ prospectus when we issue the Contract. (You can also obtain the current Investment Options’ prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Investment Option’s Board of Directors monitors for material conflicts, and determines what action, if any, should be taken.

The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Investment Options investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar funds’ investment results will be comparable even though the Investment Options have the same names, investment advisers, objectives, and policies.

Each Investment Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.

The Investment Options may pay 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Investment Options’ advisers, distributors and/or affiliates for administrative services and benefits we provide to the Investment Options. The compensation amount usually is based on the Investment Options’ aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive is 0.35% annually of the average aggregate amount invested by us in the Investment Options.

The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b-1 fees or service fees to the Trust, and the Trust does not charge 12b-1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in these Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us through common ownership: Allianz Investment Management LLC, Allianz Global Investors Capital, and Pacific Investment Management Company LLC.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
ALLIANZ GLOBAL INVESTORS CAPITAL
Managed by Allianz Investment Management LLC/Allianz Global Investors Capital LLC	AZL Allianz AGIC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies (believed by the subadviser to have above-average growth prospects), with market capitalizations of less than $2 billion at the time of investment.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE Index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Managed by Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL Russell 1000 Growth Index Fund	Large Growth	Match the total return of the Russell 1000® Growth Index	Invests in all stocks in the Russell 1000® Growth Index in proportion to their weighting in the index.
	AZL Russell 1000 Value Index Fund	Large Value	Match the total return of the Russell 1000® Value Index	Invests in all stocks in the Russell 1000® Value Index in proportion to their weighting in the index.
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

COLUMBIA
Managed by Allianz Investment Management LLC/Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis New York Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Research Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies and up to 30% of its total assets in foreign securities.

EATON VANCE
Managed by Allianz Investment Management LLC/Eaton Vance Management	AZL Eaton Vance Large Cap Value Fund	Large Value	Total Return
Invests at least 80% of net assets in equity securities, primarily in dividend-paying stocks, of large-cap companies with market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. May invest up to 25% of total assets in foreign securities, including emerging market securities.

FEDERATED
Managed by Allianz Investment Management LLC/Federated Global Investment Management Corp.	AZL Federated Clover Small Value Fund	Small Cap	Capital Appreciatiion
Under normal market conditions, invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations, at the time of purchase in the range of companies included in the Russell 2000 Index.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests primarily to predominantly in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests at least 80% of its net assets in equity and income securities. Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 15% of total assets in REITs and up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Invesco Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests primarily in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging markets.

	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of equity securities of foreign issuers that are considered by the fund’s subadviser to have strong earnings growth.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan International Opportunities Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers primarily from developed countries other than the U.S.
	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Morgan Stanley Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.
OPPENHEIMERFUNDS
Managed by Allianz Investment Management LLC/OppenheimerFunds, Inc.	AZL Oppenheimer Discovery Fund	Small Cap	Capital appreciation
Under normal market conditions, invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations, at the time of purchase in the range of companies included in the Russell 2000 Growth Index and that the subadviser believes to have favorable growth prospects.

PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock, of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value. May invest in securities and instruments that are economically tied to foreign countries.

	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

	PIMCO VIT Unconstrained Bond Portfolio	Specialty	Maximum long-term return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

TRANSFERS BETWEEN INVESTMENT OPTIONS

You can make transfers between Investment Options, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers may be subject to a transfer fee, see section 8, Expenses.

The following applies to any transfer.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.

•	Your request for a transfer must clearly state the Accounts and Investment Options involved and how much to transfer.

•	We restrict transfers to and from the Income Advantage Account.

–
We do not allow transfers into the Income Advantage Account during the Income Phase or once the Covered Person reaches age 81. There is also a maximum aggregate $1 million contribution limit without our prior approval on the Income Advantage Account. For more information see “Allocation of Purchase Payments and Transferred Account Values” in section 4, Purchasing the Contract.

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The maximum amount you can transfer out of the Income Advantage Account is equal to the total Income Advantage Account Value, less your total accumulated Income Advantage Account fee as of the end of the Business Day that we process the transfer. If you transfer the maximum amount out of the Income Advantage Account during the Income Phase or after the Covered Person reaches age 81 the Income Advantage Account ends.

–	Transfer instructions must comply with the “Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing” in section 4, Purchasing the Contract.

•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.

•
Account Value transfers between Accounts and Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Income Advantage Account Value quarterly. To change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s prices.

You can request transfers in writing, or electronically by telephone, fax, or website at http:// www.allianzlife.com. We do not currently accept transfer instructions from you through any other form of electronic communication. Unless you instruct us not to, we accept transfer instructions from any Owner. We may also allow you to authorize someone else to request transfers on your behalf.

ELECTRONIC INVESTMENT OPTION TRANSFER AND ALLOCATION INSTRUCTIONS

We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

Please note that telephone, fax and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.

By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing an Investment Option to maintain a higher level of cash or causing an Investment Option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:

•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).

•	Restrict the transfer method (for example, requiring all transfers be sent by first class U.S. mail and rescinding electronic transfer privileges).

•
Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.

•	Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.

•	Prohibit transfers into specific Investment Options.

•	Impose other limitations or restrictions to the extent permitted by federal securities laws.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.

We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.

We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

In addition, some of the Investment Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an Investment Option’s shares are subject to acceptance by that Investment Option’s manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

Investment Options may add or change policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group if the investment adviser to one or more of the Investment Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the Investment Options’ managers.

NOTE: This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s electronic transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.

FLEXIBLE REBALANCING PROGRAM

Your selected Investment Options’ performance may cause the percentage of Base Account Value in each Investment Option to change. Flexible rebalancing can help you maintain your selected Base Account allocation percentages. You can direct us to automatically adjust your Base Account Value in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. We make flexible rebalancing transfers on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we rebalance, or your program does not begin until next month. If you participate in this program, there are no fees for the flexible rebalancing transfers and we do not currently count them as a free transfer. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

NOTE: This program is only available in the Base Account.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have an investment adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your adviser. We treat this fee payment as a withdrawal. For tax purposes, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments. If any Owner is under age 59½, withdrawals may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of adviser fee payments.

Your investment adviser acts on your behalf, not ours. We are not party to your advisory agreement or responsible for your adviser’s actions. We do not set your adviser’s fee or receive any part of it. Any adviser fee you pay is in addition to this Contract’s fees and expenses. You should ask your adviser about compensation they receive for this Contract.

You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review an adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

VOTING PRIVILEGES

We legally own the Investment Option shares. However, when an Investment Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

•
You can provide voting instructions based on the dollar value of the Investment Option’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.

7.	OUR GENERAL ACCOUNT

Our general account holds all our assets other than our separate account assets. We own our general account assets and use them to support our insurance and annuity obligations, other than those funded by our separate accounts. These assets are subject to our general business operation liabilities, and may lose value. Subject to applicable law, we have sole investment discretion over our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered our general account interests under the Securities Act of 1933. As a result, the SEC has not reviewed our general account prospectus disclosures.

We do not currently offer any general account investment choices during the Accumulation Phase. Any Base Account Value you apply to fixed Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values, such as the Income Advantage Account’s Income Advantage Payments, that are greater than Contract Value are subject to our claims paying ability and the priority rights of our other creditors.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

8.	EXPENSES

There are charges and other expenses associated with the Contract that reduce your investment return. These charges and expenses are described in detail in this section.

BASE ACCOUNT FEE

The Base Account fee applies if you allocate to the Base Account. We calculate and accrue the fee on a daily basis, at an annualized rate of 0.35% of the Base Account Investment Options’ net asset value. Each Business Day during the Accumulation Phase, we deduct this fee from your Base Account Investment Options’ assets.

This fee compensates us for your Base Account’s benefits, including our contractual obligation to make Annuity Payments, certain Base Account expenses, and assuming the expense risk that the current fees are less than future Base Account administrative costs. If the Base Account fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

INCOME ADVANTAGE ACCOUNT FEE

If you allocate to the Income Advantage Account, we deduct an Income Advantage Account fee from your Income Advantage Account Value during the Accumulation and Income Phase while your Income Advantage Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base.

We begin calculating and accruing the daily Income Advantage Account fee amount on the day after you allocate to the Income Advantage Account. We deduct this fee for each quarter at the end of the last Business Day before each Quarterly Anniversary with the following exceptions.

•
If you transfer or withdraw the total Income Advantage Account Value, we deduct the final Income Advantage Account fee (the total of all daily Income Advantage Account fees we calculated for the current Contract quarter) before processing the transfer or withdrawal.

•	If your Contract ends due to death, we deduct the final Income Advantage Account fee before calculating the death benefit.

	During the Accumulation and Income Phases
	Maximum	Minimum	Current
Income Advantage Account Fee (as a percentage of the Benefit Base)	1.75%	0.25%	1.05%
For information on how we calculate the Benefit Base, see section 10, Income Advantage Payments – Benefit Base.

We reserve the right to increase or decrease the Income Advantage Account fee on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the Income Advantage Account fee more than 0.25%. If we increase this fee, we notify you in writing at least 30 days in advance to allow you the option of transferring your total Income Advantage Account Value to the Base Account before the fee increases. If you make such a transfer before the Benefit Election Date, you can subsequently transfer Base Account Value or add Purchase Payments to the Income Advantage Account. If you make such a transfer after the Benefit Election Date, your Income Advantage Payments, Income Advantage Death Benefit and Income Advantage Account all end.

We deduct the Income Advantage Account fee on a dollar for dollar basis from the Income Advantage Account Value. However, the Income Advantage Account fee does not decrease the Income Advantage Account’s guaranteed values; it only decreases the Income Advantage Account Value used to calculate any potential increases to guaranteed values. Guaranteed values include the Benefit Base and Quarterly Anniversary Value (see section 10, Income Advantage Payments), and Maximum Anniversary Value (see section 12, Death Benefit – Income Advantage Death Benefit). If on a Quarterly Anniversary the Income Advantage Account Value at the end of the prior Business Day is less than this fee, we deduct your total remaining Income Advantage Account Value to cover this fee and reduce your Income Advantage Account Value to zero. If this deduction occurs during the Income Phase, your Income Advantage Payments continue although we no longer assess or deduct the Income Advantage Account fee.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Changes to the Benefit Base change the Income Advantage Account fee amount. For example, if you receive an annual Income Advantage Payment increase because the Income Advantage Account Value increased, both your Benefit Base and daily Income Advantage Account fee amount also increase. Similarly, an Excess Withdrawal decreases both your Benefit Base and daily fee amount.

This fee compensates us for the benefits provided by the Income Advantage Account, including the Account’s guarantees. If the Income Advantage Account fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

CONTRACT MAINTENANCE CHARGE

Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:

•
During the Accumulation and Income Phases for all your Retirement Pro New York Contracts if the total Contract Value is at least $100,000 at the time we are to deduct the charge. We determine the total Contract Value for all individually owned Contracts by using the Owner’s social security number, and for non-individually owned Contracts we use the Annuitant’s social security number.

•	During the Annuity Phase.

•	When paying death benefits under death benefit payment options A, B, or C.

We deduct this charge first from the Base Account Value, and then from the Income Advantage Account Value if necessary. We deduct the contract maintenance charge on a dollar for dollar basis from your Account Values determined at the end of the last Business Day before the Contract Anniversary. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We deduct this charge proportionately from your selected Investment Options in the appropriate Account. If we deduct this charge from the Income Advantage Account, it does not decrease the Account’s guaranteed values; it only decreases the Income Advantage Account Value used to calculate any potential increases to guaranteed values.

TRANSFER FEE

The first twelve transfers every Contract Year are free. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following do not count against the free transfers we allow and are not subject to a transfer fee: transfers between the same Investment Option in the two Accounts, dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under the Income Advantage Account.

We deduct this fee only during the Accumulation and Income Phases. We deduct this fee on a dollar for dollar basis from your Account Values determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in an Investment Option, we deduct a transfer fee from the amount transferred. If we deduct this fee from the Income Advantage Account, it does not decrease the Account’s guaranteed values; it only decreases the Income Advantage Account Value used to calculate any potential increases to guaranteed values.

PREMIUM TAX

Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity. New York does not currently assess a premium tax.

INCOME TAX

Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.

INVESTMENT OPTION EXPENSES

The Investment Options’ assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables, Appendix A, and in the Investment Options’ prospectuses. These expenses reduce the Investment Options’ performance and, therefore, negatively affect your Account Values and Contract Value or any guaranteed values or payments based on these values. The Investment Options’ investment advisers provided us with the expense information in this prospectus and we did not independently verify it.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

9.	ACCESS TO YOUR MONEY

The money in your Contract is available under the following circumstances:

•	by taking a withdrawal;

•	by taking Income Advantage Payments (Income Advantage Account only);

•	by taking required minimum distributions (Qualified Contracts only) as discussed in “Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” later in this section;

•	by taking Annuity Payments (Base Account only); or

•	when we pay a death benefit.

You can take withdrawals during the Accumulation and Income Phases, but not during the Annuity Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the next Business Day’s value.

Any partial withdrawal must be for at least $500.* The maximum partial withdrawal you can take from the Income Advantage Account is equal to the total Income Advantage Account Value, less your total accumulated Income Advantage Account fee for the current Contract quarter as of the end of the Business Day that we process the withdrawal. The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.

*	Does not apply to Income Advantage Payments, systematic withdrawals, or required minimum distributions.

**	Does not apply to Income Advantage Payments.

We deduct any partial withdrawal proportionately from the Account Value in each Investment Option unless you provide us with alternate instructions. If you take a partial withdrawal from specific Income Advantage Account Investment Options, the Account’s quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.

When you take a full withdrawal of the total Contract Value, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:

•	total Contract Value determined at the end of the day,

•	less any final Income Advantage Account fee, and

•	less any contract maintenance charge.

See the Fee Tables and section 8, Expenses for a discussion of these charges.

We pay withdrawals within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).

NOTE:

•	Ordinary income taxes and tax penalties may apply to any withdrawal you take.

•
We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Money Market Fund subaccount until the fund is liquidated.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

SYSTEMATIC WITHDRAWAL PROGRAM

If your Base Account Value is at least $25,000, the systematic withdrawal program can provide automatic withdrawal payments to you. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw under this program is $500, and there is no maximum. We make systematic withdrawals on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Base Account Value. However, we reserve the right to discontinue the systematic withdrawal program at any time and for any reason.

NOTE:

•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.

•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments.

•	This program is only available in the Base Account.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program does not begin until the next month.

Income Advantage Payments can also be used to satisfy your RMD needs. If you begin Income Advantage Payments while participating in the minimum distribution program, RMD payments stop on the Business Day immediately before the Benefit Election Date. You remain in the program (unless you choose to end it), and if your Income Advantage Payments and any other withdrawals you choose to take during a calendar year do not fully satisfy your RMD, we send you an additional RMD payment to satisfy your remaining RMD needs. For more information, see the note in section 10, Income Advantage Payments – Calculating Your Income Advantage Payments.

NOTE:

•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.

•	The minimum distribution program is not available while you are receiving systematic withdrawals.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

*	Including Income Advantage Payments and Excess Withdrawals.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

10.	INCOME ADVANTAGE PAYMENTS

We designed Income Advantage Payments to last for the lifetime of the Covered Person. If you do not begin Income Advantage Payments before the Covered Person dies or is removed from the Contract, you will not receive any payments. In the case of non-spouse Joint Owners, if a Joint Owner dies before payments begin, payments are not available to you even if the Covered Person is still alive. Income Advantage Payments are available once the Covered Person reaches age 65 and before he or she reaches age 91. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Income Advantage Payment can increase, but it cannot decrease unless you take an Excess Withdrawal or transfer Income Advantage Account Value into the Base Account.

The Income Advantage Account provides no payment until the Covered Person is at least age 65. If we require you to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments that are at least equal to the Income Advantage Payments you are then receiving as described in section 11, The Annuity Phase – When Annuity Payments Begin.

INCOME ADVANTAGE PAYMENT OVERVIEW

We base your initial Income Advantage Payment on the Benefit Base and the current payment percentage. On the Benefit Election Date, the Benefit Base is the greater of the Income Advantage Account Value as of the end of the last Business Day before the Benefit Election Date, or the highest Income Advantage Account Value from any prior Quarterly Anniversary adjusted for subsequent withdrawals (the Quarterly Anniversary Value). We determine your payment percentage by using the Payment Table(s) and the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate (see the following table). We establish your Contract’s Payment Table(s) on the Issue Date and we cannot change them. If the Ten-year U.S. Constant Maturity Treasury rate is no longer available, we may substitute a replacement treasury rate. We base any replacement treasury rate upon U.S. Treasury securities, with maturities of at least two years. The current Payment Table is as follows.

Payment Table
Current Ten-year U.S. Constant Maturity Treasury rate	Payment percentage
3.49% and below	4%
3.50% to 4.99%	5%
5.00% and above	6%
The annual maximum Income Advantage Payment is the amount you are entitled to receive each year, but you can choose to take less. Your annual maximum Income Advantage Payment may increase if the payment percentage increases based on the current treasury rate, and/or the Income Advantage Account Value increases. For more information, see “Automatic Annual Income Advantage Payment Increases.”

Here is a chart of the historical Ten-year U.S. Constant Maturity Treasury Rate. This chart is shown for historical purposes only and is not a representation of future rates.

	High and Low Ten-Year U.S. Constant Maturity Treasury Rate by Year
Year	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
High	7.06%	6.98%	5.81%	6.45%	6.79%	5.54%	5.44%	4.61%	4.89%	4.66%	5.25%	5.26%	4.27%	3.98%	4.01%
Low	5.53%	5.72%	4.16%	4.63%	5.02%	4.22%	3.61%	3.13%	3.70%	3.89%	4.34%	3.83%	2.08%	2.23%	2.41%

BENEFIT BASE

The Benefit Base determines both your Income Advantage Account fee and your initial annual maximum Income Advantage Payment. The greater the Benefit Base, the greater the initial annual maximum Income Advantage Payment.

On the Issue Date, and on each Business Day before the Benefit Election Date, the Benefit Base is equal to the Quarterly Anniversary Value. On the Benefit Election Date, we compare your Benefit Base to the Income Advantage Account Value using the values determined at the end of the prior Business Day and increase your Benefit Base to equal this Income Advantage Account Value if it is greater.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

On and after the Benefit Election Date, your Benefit Base only changes if we increase your annual maximum Income Advantage Payment, you take an Excess Withdrawal, or you transfer Income Advantage Account Value to the Base Account. An annual payment increase may increase or decrease your Benefit Base as discussed in “Automatic Annual Income Advantage Payment Increases”. Excess Withdrawals and transfers reduce your Benefit Base by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken, determined at the end of the Business Day we process the withdrawal or transfer. Changes in the Benefit Base also change your daily Income Advantage Account fee amount.

QUARTERLY ANNIVERSARY VALUE

We only calculate the Benefit Base’s Quarterly Anniversary Value before the Benefit Election Date and before the Covered Person reaches age 91.

On the Issue Date, the Quarterly Anniversary Value is initially equal to the Purchase Payment received and allocated to the Income Advantage Account. At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments received and allocated to the Income Advantage Account, and any Base Account Value transferred into the Income Advantage Account.

•
We reduce it for any withdrawals or transfers taken out of the Income Advantage Account. The reduction is the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. We do not include amounts we withdraw for Contract charges in this reduction.

On each Quarterly Anniversary, we compare the Quarterly Anniversary Value to the Income Advantage Account Value using the values determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Income Advantage Account Value if it is greater.

REQUESTING INCOME ADVANTAGE PAYMENTS

You request Income Advantage Payments by completing a payment election form. Your Benefit Election Date is the Business Day we receive your form in Good Order at our Service Center. The Covered Person must be alive on the Benefit Election Date in order for Income Advantage Payments to begin. You cannot submit this form until the Covered Person reaches the minimum exercise age, or once the Covered Person reaches age 91. We establish your Contract’s minimum exercise age on the Issue Date and we cannot change it. The current minimum exercise age is age 65.

Income Advantage Payments begin on the Payment Date you select, which can be any day of a calendar month from the first to the 28th. The earliest Payment Date you can select is the Benefit Election Date, and the latest Payment Date is 28 days after the Benefit Election Date. You can elect to receive Income Advantage Payments monthly, quarterly, semi-annually, or annually. If the scheduled Payment Date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Income Advantage Account Value is positive. A Benefit Year is a period of twelve months beginning on the Benefit Election Date or any subsequent Benefit Anniversary. A Benefit Anniversary is a twelve-month anniversary of the Benefit Election Date. Once your Advantage Account Value reduces to zero, you receive your maximum Income Advantage Payment at the previous selected payment frequency. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the Income Phase ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.

If your Income Advantage Account Value reduces to zero during the Accumulation Phase for any reason other than a withdrawal or transfer and your Benefit Base is positive, we calculate your annual maximum Income Advantage Payment on the next available Benefit Election Date once the Covered Person reaches the minimum exercise age and begin making annual payments to you on the next available Payment Date. If the Benefit Election Date has not occurred six months before the Covered Person reaches age 91, we send you written notice that the payment eligibility period is about to end.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

On or after the Benefit Election Date that you request Income Advantage Payments:

•	You cannot allocate additional Purchase Payments, or transfer any Base Account Value, to the Income Advantage Account.

•	Any active automatic investment plan ends, but you can request to start a new plan for the Base Account.

•	The Income Advantage Account fee continues until the Income Phase, or your Income Advantage Account Value reduces to zero.

•	If you begin Annuity Payments, Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account all end.

•
The Income Advantage Account Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Income Advantage Payment, Excess Withdrawal, transfer of Income Advantage Account Value into the Base Account, and deduction of Contract charges other than the Base Account fee.

•
Income Advantage Payments do not reduce your Benefit Base, but Excess Withdrawals and transfers of Income Advantage Account Value into the Base Account reduce your Benefit Base and annual maximum Income Advantage Payment by the greater of the percentage of Income Advantage Account Value withdrawn, or the dollar amount withdrawn. Excess Withdrawals and transfers may cause Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account to all end.

•
Each Income Advantage Payment, any Excess Withdrawal, and any transfer of Income Advantage Account Value into the Base Account reduce the Maximum Anniversary Value under the Income Advantage Death Benefit by the greater of the percentage of Income Advantage Account Value taken or the dollar amount taken.

•
Any part of your annual maximum Income Advantage Payment that you do not withdraw in a given Benefit Year remains in your Income Advantage Account for the remainder of that year, but is not added to the annual maximum payment available next year.

•
We may increase your annual maximum Income Advantage Payment on every Benefit Anniversary before the Covered Person reaches age 91. If you receive a payment increase, we may also change your Benefit Base.

NOTE:

•
If you do not begin Income Advantage Payments during the eligibility period, you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you will still have access to the Income Advantage Death Benefit.

•	Please discuss the appropriateness of Income Advantage Payments with your Financial Professional and tax adviser.

CALCULATING YOUR INCOME ADVANTAGE PAYMENTS

The annual maximum Income Advantage Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Election Date, the initial annual maximum Income Advantage Payment is equal to the Benefit Base, multiplied by the current payment percentage determined by using the Payment Table (see “Income Advantage Payment Overview” earlier in this section), and the current treasury rate in effect when we receive your payment election form in Good Order at our Service Center. We determine the current treasury rate by reference to the Ten-year U.S. Constant Maturity Treasury rate as of the end of the last Business Day of the prior week. (For historical information about the Ten-year U.S. Constant Maturity Treasury rate, see the “Income Advantage Payment Overview”.) On the Benefit Election Date, if your initial annual maximum Income Advantage Payment is less than $100, Income Advantage Payments are not available and you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you may still have access to the Income Advantage Death Benefit.

The annual maximum Income Advantage Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Advantage Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Income Advantage Payment you receive is equal to the annual actual Income Advantage Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Income Advantage Payment must either be zero, or at least $100. For example, you cannot request an annual payment of $50.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

We deduct each Income Advantage Payment, Excess Withdrawal, transfer of Income Advantage Account Value to the Base Account, and any additional RMD payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Income Advantage Account Value among the Investment Options according to your future Purchase Payment allocation instructions during the Income Phase. You can also continue to make transfers between the Income Advantage Account Investment Options during the Income Phase, subject to the restrictions set out in section 4, Purchasing the Contract – Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing.

If your Income Advantage Account Value reduces to zero for any reason other than an Excess Withdrawal or transfer of the total Income Advantage Account Value to the Base Account, then Income Advantage Payments continue until the Covered Person’s death unless you begin Annuity Payments. Annuitizing your Base Account Value ends your Income Advantage Payments and the Income Advantage Account will no longer be available to you.

Excess Withdrawals and Transfers to the Base Account

Your annual maximum Income Advantage Payment only decreases if you take an Excess Withdrawal or transfer Income Advantage Account Value to the Base Account.

An Excess Withdrawal is a withdrawal you take from the Income Advantage Account while you are receiving Income Advantage Payments, that when added to any other withdrawals taken out of the Income Advantage Account during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Income Advantage Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Advantage Payment, and not an Excess Withdrawal. Excess Withdrawals do not include amounts we withdraw for Contract charges.

For example, assume your annual maximum Income Advantage Payment is $2,000 and you take an annual actual Income Advantage Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 from the Income Advantage Account and we consider that amount to be an additional actual Income Advantage Payment. If you withdraw $1,200 from the Income Advantage Account, we consider the first $1,000 to be an additional actual Income Advantage Payment and the next $200 to be an Excess Withdrawal.

Any partial transfer must comply with the restrictions set out in section 4, Purchasing the Contract – Allocation of Purchase Payments and Transferred Account Values. Any partial Excess Withdrawal must comply with the restrictions in section 9, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any Income Advantage Account fee). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any Income Advantage Account fee). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

Excess Withdrawals and transfers of Income Advantage Account Value to the Base Account reduce your annual maximum Income Advantage Payment on the next Benefit Anniversary after the withdrawal or transfer. For each Excess Withdrawal and/or transfer, we reduce your annual maximum payment by the same percentage that we reduced the Benefit Base. If partial Excess Withdrawals or transfers reduce your annual maximum Income Advantage Payment to less than $100, we either transfer the entire remaining Income Advantage Account Value (less any Income Advantage Account fee) to the Base Account if the Base Account Value is positive, or we send this amount to you. If we transfer this amount to the Base Account, your Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account all end. If we send this amount to you, your Contract ends.

NOTE:

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Advantage Payments for the calendar year, we determine whether this calendar year’s total RMD has been satisfied by these payments and any other withdrawals. If the RMD amount has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We deduct this payment from the Base Account first, and remaining amount from the Income Advantage Account. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal.

•
For required annuitization, if on the maximum permitted Annuity Date you are receiving Income Advantage Payments, we guarantee to pay you the greater of your maximum Income Advantage Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1. If you select any other Annuity Option, or if you choose variable Annuity Payments, this guarantee does not apply. For more information, see section 11, The Annuity Phase.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

AUTOMATIC ANNUAL INCOME ADVANTAGE PAYMENT INCREASES

We may change your annual maximum Income Advantage Payment on each Benefit Anniversary before the Covered Person reaches age 91.

First, we adjust your annual maximum payment from the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), for any Excess Withdrawal and/or transfer taken during the prior Benefit Year.

We may then also increase your adjusted annual maximum Income Advantage Payment to equal the result of your Income Advantage Account Value determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses), multiplied by the greater of:

a)	the payment percentage established on the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), or

b)	the current payment percentage based on the treasury rate that is in effect on the Benefit Anniversary.

If we increase your payment, we also change your Benefit Base to equal your Income Advantage Account Value determined at the end of the prior Business Day. This may increase or decrease your Benefit Base, which may also change the daily Income Advantage Account fee amount.

NOTE: Automatic annual Income Advantage Payment increases are not available once the Covered Person reaches age 91, or on or after the Business Day your Income Advantage Account Value reduces to zero.

TAXATION OF INCOME ADVANTAGE PAYMENTS

Income Advantage Payments are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total Income Advantage Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Internal Revenue Code and you begin Income Advantage Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% federal penalty tax.

WHEN THE INCOME PHASE ENDS

The Income Phase ends on the earliest of the following.

•	The Business Day you take an Excess Withdrawal of the total Income Advantage Account Value.

•	The Business Day you transfer the total Income Advantage Account Value to the Base Account.

•	The Benefit Anniversary that your annual maximum Income Advantage Payment is less than $100 due to an Excess Withdrawal or transfer to the Base Account.

•	The Business Day before the Annuity Date that you annuitize the Base Account Value.

•	If you do not assign or change ownership of this Contract, the Income Phase ends on the Covered Person’s date of death with the following exception.

–
For non-spouse Joint Owners, the Income Phase ends on the first Joint Owner’s date of death. However, if the first Joint Owner’s date of death occurs after the Contract Value has been reduced to zero, the Income Phase ends on the Covered Person’s date of death. This means the Income Phase may end even if the sole Covered Person is still alive.

•	When the Contract ends.

NOTE: An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner (or Annuitant for non-individually owned Contracts) no longer has that position, the Income Phase ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse is a sole Beneficiary and continues the Contract, the Income Phase ends on the earlier of the date of death of the surviving spouse or Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, the Income Phase ends on the Business Day we receive in Good Order at the Service Center both due proof of death and an election of the death benefit payment option. This means that the Income Phase may end even if the Covered Person is still alive.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

11.	THE ANNUITY PHASE

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value. Prior to annuitization, you can surrender your Contract and receive your total Contract Value.

You can apply your total Base Account Value to regular periodic annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we pay the amount that would have been paid at the true age or gender.

NOTE: Your entire Contract Value must be in the Base Account before Annuity Payments can begin. If your Income Advantage Value is positive and you want to begin Annuity Payments, you must either transfer your total Income Advantage Account Value to the Base Account, or withdraw it from the Contract. Beginning Annuity Payments ends Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account.

CALCULATING YOUR ANNUITY PAYMENTS

We base Annuity Payments upon the following:

•	The Base Account Value on the Annuity Date.

•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.

•	The age of the Annuitant and any joint Annuitant on the Annuity Date.

•	The gender of the Annuitant and any joint Annuitant where permitted.

•	The Annuity Option you select.

•	Your Contract’s mortality table.

We guarantee the dollar amount of fixed Annuity Payments and this amount does not change. Variable payments are not predetermined and the dollar amount changes with your selected Investment Options’ investment experience.

VARIABLE OR FIXED ANNUITY PAYMENTS

You can request Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,

•	a fixed payout, or

•	a combination of both.

After the Annuity Date, you cannot make a transfer from a fixed Annuity Payment stream to variable, but you can transfer from a variable Annuity Payment stream and establish a new fixed Annuity Payment stream.

We base fixed Annuity Payments on your Contract’s interest rate and mortality table or current rates, if higher.

The dollar amount of variable Annuity Payments depends on the assumed investment rate (AIR) you select and your selected Investment Options’ performance. You can choose a 3 or 4.5% AIR. Using a higher AIR results in a higher initial variable Annuity Payment, but future payments increase more slowly and decrease more rapidly. If your Investment Options’ actual performance exceeds your selected AIR, variable Annuity Payments increase. Similarly, if the actual performance is less than your selected AIR, variable Annuity Payments decrease.

If you choose a variable payout, you can invest in up to 15 Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not instruct us, we base variable Annuity Payments on your Base Account’s future Purchase Payment allocation instructions. Currently, we require your initial Annuity Payment to be $100 or more.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

ANNUITY PAYMENT OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Annuity Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option. For variable Annuity Payments, your total refund is the sum of your selected Investment Options’ refunds. Each Investment Option’s refund is equal to the amount applied to this Annuity Option and allocated to that Investment Option minus the total paid from that Investment Option.

After the Annuitant’s death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.

Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

NOTE: If you do not choose an Annuity Option before the Annuity Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

WHEN ANNUITY PAYMENTS BEGIN

Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the Annuitant’s 90th birthday. Your scheduled Annuity Date may be different if the Contract is issued to a charitable remainder trust. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial Professional you purchase your Contract through and your state of residence. Your Annuity Date must be the first day of a calendar month at least 13 months after the Issue Date. The Annuity Date cannot be later than what is permitted under applicable law. If you are required to take a Full Annuitization while you are receiving Income Advantage Payments as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the payments you are then receiving as described in the following note.

NOTE:

•
If on the maximum permitted Annuity Date your Contract Value is greater than zero, you must annuitize your Contract. We notify you of your available options in writing 60 days in advance. If you have not selected an Annuity Option, we make variable payments under Annuity Option 2 with five years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value, Base Account Value, Income Advantage Account Value, a death benefit, and any other periodic withdrawals or payments other than Annuity Payments.

•
For Income Advantage Payments: If on the maximum permitted Annuity Date we require you to annuitize your Contract and you are receiving Income Advantage Payments, and your Contract Value is greater than zero, we make the following guarantee if you take fixed Annuity Payments under Annuity Option 1 (Life Annuity).

If the sole Annuitant is the Covered Person, then your fixed Annuity Payments equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or

•	the current annual maximum Income Advantage Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, this guarantee does not apply.

12.	DEATH BENEFIT

“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

The death benefit provided by the Base Account is the Base Account Value. The death benefit provided by the Income Advantage Account is the Income Advantage Death Benefit. Death benefits are only available during the Accumulation and Income Phases.

If you die during the Accumulation or Income Phase, we process the death benefit using prices determined after we receive in Good Order at our Service Center the death benefit payment option and due proof of death. If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices. We consider due proof of death to be any of the following: a copy of a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

If a Beneficiary dies before you, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining primary Beneficiaries, we pay any remaining contingent Beneficiary(ies). If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her required information in Good Order at our Service Center. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share. Any part of the death benefit that is in the Investment Options remains there until distribution begins. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we no longer accept additional Purchase Payments or process transfer requests.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

INCOME ADVANTAGE DEATH BENEFIT

We determine the Income Advantage Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center the death benefit payment option and due proof of death. It is the greater of the Income Advantage Account Value (after deduction of the final Income Advantage Account fee), or the Maximum Anniversary Value.

For multiple Beneficiaries, we determine the Maximum Anniversary Value for each surviving Beneficiary’s portion of the death benefit at the time we first receive in Good Order at our Service Center the death benefit payment option and due proof of death. We determine the Income Advantage Account Value for each surviving Beneficiary’s portion of the death benefit as of the end of the Business Day during which we receive in Good Order at our Service Center his or her selected death benefit payment option.

On the Issue Date, the Maximum Anniversary Value is equal to the Purchase Payment received and allocated to the Income Advantage Account. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments received and allocated to the Income Advantage Account, and any Base Account Value transferred into the Income Advantage Account.

•
We reduce it for any withdrawals or transfers taken out of the Income Advantage Account. The reduction is the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. Withdrawals include Income Advantage Payments, Excess Withdrawals, and any additional RMD payment resulting from a required minimum distribution, but do not include amounts we withdraw for Contract charges.

On each Contract Anniversary before the end date, we compare the Maximum Anniversary Value to the Income Advantage Account Value using the values determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses) and increase the Maximum Anniversary Value to equal this Income Advantage Account Value if it is greater. The end date occurs on the earliest of:

•	the Covered Person’s 91st birthday; or

•	the end of the Business Day during which we first receive in Good Order at our Service Center the death benefit payment option and due proof of death.

If the end date occurs due to age, we continue to calculate the Maximum Anniversary Value in the same way that we do on each Business Day other than a Contract Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Maximum Anniversary Value does not increase as of the Business Day we receive the above required death claim documentation from the Beneficiary that first files the claim.

The Income Advantage Death Benefit ends upon the earliest of the following.

•	The Business Day before the Annuity Date.

•	On or after the Benefit Election Date, the Business Day that the Maximum Anniversary Value and Income Advantage Account Value are both zero.

•	When the Contract ends.

DEATH OF THE OWNER AND/OR ANNUITANT

The appendix to the Statement of Additional Information includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION AND INCOME PHASES

If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If Option A (lump sum payment) is selected, we pay the amount within seven days of our receipt of the death benefit payment option and due proof of death, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms. For Contracts issued or delivered in New York, if Option A is selected and we do not pay the claim within seven days, we pay interest on the death benefit amount beginning on the eighth calendar day at the greater of the current settlement rate which we declare annually, or 3%. Contact our Service Center at the address or phone number listed at the back of this prospectus for information on the current settlement rate.

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with their portion of the death benefit in his or her own name. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue their portion of the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive in Good Order at our Service Center the death benefit payment option and due proof of death, we increase his or her portion of the Income Advantage Account Value to equal his or her portion of the Income Advantage Death Benefit if that amount is greater. An Income Advantage Account Value increase may not increase the Benefit Base. If the surviving spouse continues their portion of the Contract, he or she may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries.

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit from the Base Account within five years of the date of any Owner’s death. The Income Advantage Account is not available under this option.

Option C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment over the Beneficiary’s lifetime, or over a period not extending beyond the Beneficiary’s life expectancy. This means only Annuity Options 1, 2 and 5 are available. Distribution must begin within one year of the date of the Owner’s death.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

Other rules may apply to Qualified Contracts.

13.	TAXES

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.

QUALIFIED AND NON-QUALIFIED CONTRACTS

You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may be purchased pursuant to Section 408 of the Code as an Individual Retirement Annuity (IRA).

Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Currently, we offer the following types of Qualified Contracts.

Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualifed retirement plans are eligible to purchase this Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.

You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.

TAXATION OF ANNUITY CONTRACTS

The Contract has the following tax characteristics.

•	Taxes on earnings are deferred until you take money out.

•
When you take money out of a Non-Qualified Contract, earnings are generally subject to Federal income tax and applicable state income tax. All pre-tax funds distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	Taxable distributions are subject to an ordinary income tax rate, rather than at a capital gains rate.

•
Beginning in 2013, distributions from Non-Qualified Contracts will be considered investment income for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

•
If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.

•
If you fully annuitize your Non-Qualified Contract and receive a stream of Annuity Payments you receive the benefit of the exclusion ratio, and each Annuity Payment you receive is treated partly as taxable earnings and partly as non-taxable return of Purchase Payments.

•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-fax funds.

•	Income Advantage Payments are taxed as partial withdrawals.

•
If you take out earnings before age 59½, you may be subject to a Federal 10% penalty tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.

•	A pledge or assignment of a Contract may be treated as a taxable event. You should discuss any pledge or assignment of a Contract with your tax adviser.

•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code. Federally recognized spouses are given specialized treatment in receipt of payments.

•
Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

14.	OTHER INFORMATION

ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423. We offer variable annuities. We are licensed to do direct business in 6 states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life of NY Variable Account C (the Separate Account) as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life of New York.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with Allianz Life Financial for the distribution of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Allianz Life Financial does not itself sell the Contracts to customers. Rather, customers typically are working with a Financial Professional acting as an investment adviser, who advises the customer to purchase a Contract through a third-party broker-dealer. Investment advisers and broker-dealers involved in selling the Contracts may include Questar Asset Management, Inc., an affiliated investment adviser, or Questar Capital Corporation, an affiliated broker/dealer.

We do not pay sales commissions in connection with sales of the Contracts. Rather, the Contract Owner pays an investment advisory fee to his or her Financial Professional.

The Investment Options may assess a Rule 12b-1 fee. These fees are paid to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These fees typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year.

In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to Allianz Life Financial or its affiliates.

Broker-dealers and investment advisers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services.

We and/or Allianz Life Financial may pay certain broker-dealer and investment advisory firms additional marketing support allowances for:

•	marketing services and increased access to their Financial Professionals;

•	sales promotions relating to the Contracts;

•	costs associated with sales conferences and educational seminars;

•	the cost of client meetings and presentations; and

•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular firm and the amount of any such payment.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

A portion of the payments made to broker-dealer and investment advisory firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

We intend to recover expenses through fees and charges imposed under the Contract.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. Our Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,

•	maintenance of Owner records,

•	processing and mailing of account statements and other mailings to Owners, and

•	routine customer service including:

–	responding to Owner correspondence and inquiries,

–	processing of Contract changes,

–	processing withdrawal requests (both partial and total) and

–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

Like other life insurance companies, we from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in Part C of the Registration Statement.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life of New York hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

15.	PRIVACY AND SECURITY STATEMENT

2012
Your privacy is a high priority for Allianz Life Insurance Company of New York. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we maintain about you.

Information about you that Allianz Life® of NY collects

Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
•	From others, through the process of handling a claim. This may include information from medical or accident reports.
•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

Information about you that Allianz Life of NY shares

Allianz Life of NY does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address and policy information, as follows:

•	With affiliates and service providers in order to administer or service your policy.
•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.
•	With medical professionals in order to process your claim.
•	With a state Department of Insurance in order to examine our records or business practices.
•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.
•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

Service providers with whom we legally share your information are required to sign a Privacy and Security Agreement with us.

Allianz Life of NY does not sell your information to anyone

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies, except to administer or service your policy.

Allianz Life of NY policies and practices regarding security of your information

Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We use state-of-the-art technology to secure our websites and protect the information that may be shared over these sites.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily. Refer to the Privacy link at the bottom of our website for more information on browsing privacy practices.

Your ability to access and correct your information

You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information. Alternately, you may also make your request through our secure website.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

Within 30 working days of our receipt of your request, your information will be available. You may see the information in person or we will send you a copy. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you that is obtained from a consumer reporting agency or a Department of Motor Vehicles. At your request, we will provide you with the names and addresses of these agencies so that you can contact them directly.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website (http://www.allianzlife.com/NewYork).

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Privacy Office at 800-729-9743, write us at the following address, or contact us via the website.

Allianz Life Insurance Company of New York
Home Office: New York, NY

Administrative Office
PO Box 1431
Minneapolis, MN 55440-1431

M40018-NY (R-12/2011)

16.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life of New York……………………………………………..	2	Income Tax Withholding…………………………….	8
Experts…………………………………………………………………	2	Multiple Contracts……………………………………	9
Legal Opinions………………………………………………………..	2	Partial 1035 Exchanges…………………………….	9
Distributor……………………………………………………………..	2	Assignments, Pledges and Gratuitous Transfers…	9
Federal Tax Status……………………………………………………	3	Death Benefits……………………………………….	9
Annuity Contracts in General……………………………………	3	Federal Estate Taxes………………………………..	9
Taxation of Annuities in General………………………………..	3	Generation-Skipping Transfer Tax………………...	10
Qualified Contracts……………………………………………….	4	Foreign Tax Credits………………………………….	10
Purchasing a Qualified Contract………………………………..	5	Possible Tax Law Changes…………………………	10
Distributions Qualified Contracts………………………………..	6	Accumulation Unit Values………………………………	10
Distributions Non-Qualified Contracts………………………….	7	Annuity Payments………………………………………..	10
Required Distributions……………………………………………	7	Annuity Payment Options……………………………	10
Withholding………………………………………………………..	8	Annuity Units/Calculating Variable Annuity
Diversification……………………………………………………..	8	Payments…………………………………..……	12
Owner Control…………………………………………………….	8	Financial Statements…………………………………….	12
Contracts Owned by Non-Individuals…………………………..	8	Appendix – Death of the Owner and/or Annuitant…	13
Annuity Purchases by Nonresident Aliens and Foreign
Corporations……………………………………………………	8

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option’s average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options’ prospectuses for further information regarding the expenses you may expect to pay.

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL Allianz AGIC Opportunity Fund	.85	.25	–	.09	–	1.19
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.08	–	1.13
AZL International Index Fund	.35	.25	–	.23	–	.83
AZL Mid Cap Index Fund	.25	.25	–	.13	.02	.65
AZL Money Market Fund	.35	.25	–	.06	–	.66
AZL Russell 1000 Growth Index Fund	.44	.25	–	.13	–	.82
AZL Russell 1000 Value Index Fund	.44	.25	–	.10	.01	.80
AZL Small Cap Stock Index Fund	.26	.25	–	.12	.02	.65
BlackRock Global Allocation V.I. Fund – Class 3.64		.25	–	.26	.02	1.17
COLUMBIA
AZL Columbia Mid Cap Value Fund	.75	.25	–	.08	.01	1.09
AZL Columbia Small Cap Value Fund	.90	.25	–	.10	–	1.25
DAVIS
AZL Davis New York Venture Fund – Class 2.75		.25	–	.10	–	1.10
DREYFUS
AZL Dreyfus Research Growth Fund	.77	.25	–	.08	–	1.10
EATON VANCE
AZL Eaton Vance Large Cap Value Fund	.74	.25	–	.08	–	1.07
FEDERATED
AZL Federated Clover Small Value Fund	.75	.25	–	.09	–	1.09
FRANKLIN TEMPLETON
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.31	–	1.26
Franklin High Income Securites Fund – Class 2.53		.25	–	.05	–	.83
Franklin Income Securities Fund – Class 2.45		.25	–	.02	–	.72
Franklin Templeton VIP Founding Funds Allocation Fund – Class 2.00		.25	–	.11	.65	1.01
Franklin U.S. Government Fund – Class 2.48		.25	–	.03	–	.76
Mutual Shares Securities Fund – Class 2.60		.25	–	.13	–	.98
Templeton Global Bond Securities Fund – Class 2.46		.25	–	.10	–	.81
Templeton Growth Securities Fund – Class 2.74		.25	–	.04	–	1.03
GATEWAY
AZL Gateway Fund	.80	.25	–	.20	.01	1.26
INVESCO
AZL Invesco Equity and Income Fund	.75	.25	–	.09	.02	1.11
AZL Invesco Growth and Income Fund	.76	.25	–	.08	–	1.09
AZL Invesco International Equity Fund	.90	.25	–	.12	.01	1.28
J.P. MORGAN
AZL JPMorgan International Opportunities Fund	.95	.25	–	.12	–	1.32
AZL JPMorgan U.S. Equity Fund – Class 2.80		.25	–	.08	–	1.13
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.09	–	1.09
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.20	–	1.35
AZL Morgan Stanley Mid Cap Growth Fund	.80	.25	–	.09	–	1.14

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012
Appendix A

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
OPPENHEIMERFUNDS
AZL Oppenheimer Discovery Fund	.85	.25	–	.09	–	1.19
PIMCO
PIMCO EqS Pathfinder Portfolio – Advisor Class	1.10	.25	–	.01	.03	1.39
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.74	1.315
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class	.74	–	.15	.02	.14	1.05
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class	.85	–	.15	–	–	1.00
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	–	–	.90
PIMCO VIT Global Multi-Asset Portfolio – Admin. Class	.95	–	.15	–	.51	1.61
PIMCO VIT High Yield Portfolio – Admin. Class	.60	–	.15	–	–	.75
PIMCO VIT Real Return Portfolio – Admin. Class	.50	–	.15	–	–	.65
PIMCO VIT Total Return Portfolio – Admin. Class	.50	–	.15	–	–	.65
PIMCO VIT Unconstrained Bond Portfolio – Admin Class	.90	–	.15	–	–	1.05
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.22	–	1.70
This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option’s average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Investment Option	Management fees	Rule 12b-1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Fusion Balanced Fund	.20	–	.03	.23	.86	1.09
AZL Fusion Conservative Fund	.20	–	.06	.26	.80	1.06
AZL Fusion Growth Fund	.20	–	.03	.23	.99	1.22
AZL Fusion Moderate Fund	.20	–	.02	.22	.92	1.14

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012
Appendix A

APPENDIX B – EFFECTS OF PARTIAL WITHDRAWALS AND TRANSFERS ON THE VALUES AVAILABLE UNDER THE INCOME ADVANTAGE ACCOUNT

These calculations show the effects of partial withdrawals, transfers of Income Advantage Account Value to the Base Account and Income Advantage Payments on the Income Advantage Account’s values. All fractional numbers in these examples have been rounded up to the next whole number.

Partial withdrawals and transfers to the Base Account reduce the Contract Value and Income Advantage Account Value on a dollar for dollar basis, and reduce the Income Advantage Account’s guaranteed values by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken.

The following example shows the effect on the Income Advantage Account’s Benefit Base assuming a Contract with a $90,000 initial allocation to the Income Advantage Account and a $5,000 transfer to the Base Account (before Income Advantage Payments begin) when the Income Advantage Account Value is $100,000, the Contract Value is $150,000, and the Benefit Base is $102,000.

Transfer to the Base Account	Contract Value	Income Advantage Account Value	Quarterly Anniversary Value (Benefit Base)
Prior to transfer	$150,000	$100,000	$102,000
$5,000 transfer	no change	–$5,000	–[($5,000/ 100,000) X 102,000)] =– $5,100
After transfer	$150,000	$95,000	$96,900
Income Advantage Payments reduce the Contract Value and Income Advantage Account Value on a dollar for dollar basis, and reduce the Income Advantage Death Benefit’s Maximum Anniversary Value by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. They do not reduce the Benefit Base or annual maximum payment.

The following example assumes you are the Covered Person, begin Income Advantage Payments at age 66 when the Benefit Base is $120,000 and current payment percentage based on the Ten-year U.S. Constant Maturity Treasury rate is 4%, and take the annual maximum Income Advantage Payment of $4,800 (4% of the $120,000 Benefit Base). The Income Advantage Account Value on the Payment Date is $97,000 and the Income Advantage Death Benefit’s Maximum Anniversary Value is $117,000.

Income Advantage Payment	Income Advantage Account Value	Income Advantage Death Benefit’s Maximum Anniversary Value	Benefit Base
Prior to payment	$97,000	$117,000	$120,000
$4,800 payment	– $4,800	–[($4,800/ 97,000) x 117,000)] =– $5,790	no change
After payment	$92,200	$111,210	$120,000
An Excess Withdrawal is an Income Advantage Account withdrawal you take on or after the Benefit Election Date that when added to any other Income Advantage Account withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. Partial Excess Withdrawals immediately reduce the Income Advantage Account Value on a dollar for dollar basis, and reduce the Income Advantage Death Benefit’s Maximum Anniversary Value by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. They also reduce the annual maximum Income Advantage Payment on the next Benefit Anniversary.

Continuing from the Income Advantage Payment example, assume you take a $5,000 partial Excess Withdrawal later in the first payment year (Benefit Year) when the Income Advantage Account Value is $92,000.

Excess Withdrawal	Income Advantage Account Value	Benefit Base	Next Anniversary’s Annual Maximum Payment
Prior to withdrawal	$92,000	$120,000	$4,800
$5,000 withdrawal	– $5,000	–[($5,000/ 92,000) x 120,000)] =– $6,522	–[($5,000/ 92,000) x 4,800)] =– $261
After withdrawal	$87,000	$113,478	$4,539

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012
Appendix B

FOR SERVICE OR MORE INFORMATION

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

If you need customer service (such as changes in Contract information, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.), or are sending an application without a check by regular mail, please contact our Service Center at:

Allianz Life Insurance Company of New York

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

For an application without a check by overnight, certified or registered mail please use this address:

Allianz Life Insurance Company of New York

5701 Golden Hills Drive

Golden Valley, MN 55416-1297

ADDRESSES FOR MAILING CHECKS

For an application with a check, or a check for an additional Purchase Payment by regular mail please use this address:

Allianz Life Insurance Company of New York

NW5990

P.O. Box 1450

Minneapolis, MN 55485-5990

For an application with a check, or a check for an additional Purchase Payment by overnight, certified or registered mail please use this address:

Allianz Life Insurance Company of New York

NW5990

1350 Energy Lane, Suite 200

St. Paul, MN 55108-5254

NOTE: Applications with a check, or checks for additional Purchase Payments you send to the wrong address are forwarded to the 1350 Energy Lane address listed above, which may delay processing.

The Allianz Retirement ProSM New York Variable Annuity Contract Prospectus – April 30, 2012

This page intentionally left blank

PART B – STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

ALLIANZ RETIREMENT PROSM NEW YORK

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C

(THE SEPARATE ACCOUNT) AND

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

(ALLIANZ LIFE OF NEW YORK, WE, US, OUR)

APRIL 30, 2012

This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:

Allianz Life Insurance Company of New York

One Chase Manhattan Plaza, 37th Floor

New York, NY 10005-1423

(800) 624-0197

TABLE OF CONTENTS

Allianz Life of New York……………………………………………..	2	Income Tax Withholding…………………………….	8
Experts…………………………………………………………………	2	Multiple Contracts……………………………………	9
Legal Opinions………………………………………………………..	2	Partial 1035 Exchanges…………………………….	9
Distributor……………………………………………………………..	2	Assignments, Pledges and Gratuitous Transfers…	9
Federal Tax Status……………………………………………………	3	Death Benefits……………………………………….	9
Annuity Contracts in General……………………………………	3	Federal Estate Taxes………………………………..	9
Taxation of Annuities in General………………………………..	3	Generation-Skipping Transfer Tax………………...	10
Qualified Contracts……………………………………………….	4	Foreign Tax Credits………………………………….	10
Purchasing a Qualified Contract………………………………..	5	Possible Tax Law Changes…………………………	10
Distributions Qualified Contracts………………………………..	6	Accumulation Unit Values………………………………	10
Distributions Non-Qualified Contracts………………………….	7	Annuity Payments………………………………………..	10
Required Distributions……………………………………………	7	Annuity Payment Options……………………………	10
Withholding………………………………………………………..	8	Annuity Units/Calculating Variable Annuity
Diversification……………………………………………………..	8	Payments…………………………………..……	12
Owner Control…………………………………………………….	8	Financial Statements…………………………………….	12
Contracts Owned by Non-Individuals…………………………..	8	Appendix – Death of the Owner and/or Annuitant…	13
Annuity Purchases by Nonresident Aliens and Foreign
Corporations……………………………………………………	8

RetPNYSAI-0412

The Allianz Retirement ProSM New York Variable Annuity Contract SAI – April 30, 2012

1

ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life Insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life of NY Variable Account C as of and for the year or period ended December 31, 2011 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2011 and 2010 and for each of the years in the three-year period ended December 31, 2011, are included in Part C of the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2011 financial statements and supplemental schedules of Allianz Life Insurance Company of New York refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the Contracts. We do not pay commissions for sales of the Contracts.

Allianz Life Financial sells annuity contracts issued by Allianz Life of New York primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 894 retail broker/dealers to sell its contracts.

The Contracts offered by this Registration Statement are designed specifically to be marketed by investment advisory firms and their advisory representatives. These firms may also be registered as broker-dealers.

As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 48 broker-dealer firms. These payments vary in amount. In 2011, the five firms receiving the largest payments, ranging from $769,664 to $4,297,627, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support. In addition, Allianz Life Financial may make marketing support payments to investment advisory firms marketing the Contract.

The Allianz Retirement ProSM New York Variable Annuity Contract SAI – April 30, 2012

2

Firm Name
LPL Financial Network
The Advisor Group Network
Wells Fargo Network
National Planning Holdings
HD Vest Investment Services

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract under Section 72(u) of the Code.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.

The Allianz Retirement ProSM New York Variable Annuity Contract SAI – April 30, 2012

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QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Types of Qualified Contracts

We may issue the following types of Qualified Contracts.

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Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

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Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.

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Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

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If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

PURCHASING A QUALIFIED CONTRACT

The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.

Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.

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DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Annuity Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Annuity Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

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DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Income Advantage Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Income Advantage Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Annuity Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Owner dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Owner’s date of death; and (b) if any Owner dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death. These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

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WITHHOLDING

Annuity distribution recipients are generally subject to federal income tax withholding. Recipients can, however, generally choose not to have this tax withheld unless withholding is required in their state.

“Eligible rollover distributions” from qualified plans are subject to a mandatory 20% federal income tax withholding. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except required minimum distributions required by the Code, a series of substantially equal periodic payments made for life or ten years or more, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

DIVERSIFICATION

Code Section 817(h) imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department (Treasury Department). If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. The Code contains a safe harbor provision which provides that annuity contracts, such as this Contract, meet the diversification standards if, as of the end of each quarter, the Contract’s underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

Treasury regulations (Treasury Reg. 1.817-5) amplify the Code’s diversification standards for variable contracts and provide an alternative to this safe harbor provision. We intend that all Contract Investment Options be managed by the investment advisers so that they comply with these diversification standards.

OWNER CONTROL

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contracts’ features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Investment Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.

CONTRACTS OWNED BY NON-INDIVIDUALS

When a Non-Qualified Contract is owned by a non-individual (for example, certain entities other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year. We do not accept corporations as non-individual Owners.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

INCOME TAX WITHHOLDING

Any part of a distribution that is included in the Owner’s gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

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Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	required minimum distributions; or

•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

MULTIPLE CONTRACTS

Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distribution from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. Qualified Contracts generally cannot be assigned or pledged. The Contract’s tax basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than in their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s tax basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Income Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.

DEATH BENEFITS

Any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

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GENERATION-SKIPPING TRANSFER TAX

The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

ACCUMULATION UNIT VALUES

Each Business Day we determine each subaccount’s accumulation unit value by multiplying the prior Business Day’s accumulation unit value by the net investment factor for the current Business Day. We calculate each accumulation unit value after regular trading on the New York Stock Exchange closes each Business Day. We determine the net investment factor by:

•	Adding declared distributions (daily interest, dividends, long term gains and short term gains) for an Investment Option to its net asset value (NAV).

•	That result is then divided by the NAV the end of the prior business day to determine the overall daily performance in the Investment Option.

•	That calculation is then multiplied by one minus the current Business Day’s mortality and expense risk charge and any additional calendar days since the prior Business Day.

ANNUITY PAYMENTS

We base Annuity Payments on your Base Account Value. We guarantee the dollar amount of fixed Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. If you request fixed Annuity Payments, the amount of Base Account Value that you apply to fixed Annuity Payments is placed in our general account and does not participate in the Investment Options’ performance. Fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. Your Contract’s fixed Annuity Payment rates are guaranteed and we cannot use lower rates.

Variable payments are not predetermined and the dollar amount varies with your selected Investment Options’ performance. We use annuity units to determine your variable Annuity Payment amount.

Annuity Payments end upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	When the Contract ends.

ANNUITY PAYMENT OPTIONS

The Annuity Payment Options are briefly described in prospectus section 11 – The Annuity Phase, and we included additional information that you may find helpful here.

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Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment if they were taking variable payouts. The lump sum payment is equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment if they were taking variable payouts, equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}

where:

(A) =	annuity unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B) =	The amount applied to variable Annuity Payments on the Annuity Date.

(C) =	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D) =	The number of annuity units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E) =	Dollar value of first variable Annuity Payment.

(F) =	Number of variable Annuity Payments made since the Annuity Date.

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We base this calculation upon the allocation of annuity units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).

•	The Owner who is also the Annuitant allocates all the Base Account Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).

•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Base Account Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the annuity unit value on the Annuity Date is $12, then the number of annuity units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).

•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the annuity unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =

10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

ANNUITY UNITS/CALCULATING VARIABLE ANNUITY PAYMENTS

The first variable Annuity Payment is equal to the Base Account Value you apply to variable Annuity Payments on the Annuity Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for your selected Annuity Option.

We then purchase a fixed number of annuity units on the Annuity Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among your selected Investment Options’ subaccounts according to your future Purchase Payment allocation instructions. We then divide the Annuity Payment amount in each subaccount by the subaccount’s annuity unit value.

We determine the annuity unit value on each Business Day as follows:

•	we multiply the annuity unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual assumed investment rate (AIR) adjusted to reflect the number of calendar days that lapsed since the immediately preceding Business Day. We allow an AIR of 3% or 4% based on your selection.

Thereafter, the number of subaccount annuity units remains unchanged unless you make a transfer. However, the number of annuity units changes if Annuity Option 3 is in effect, one Annuitant dies, and you requested Annuity Payments at 75% or 50% of the previous payment amount. All calculations appropriately reflect your selected payment frequency.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the subaccount’s number of annuity units by the annuity unit value on the payment date.

FINANCIAL STATEMENTS

The audited financial statements of Allianz Life of New York as of and for the year ended December 31, 2011 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life of New York to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2011 are also included in Part C of the Registration Statement and are incorporated herein by reference.

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APPENDIX – DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract assuming you do not assign or change ownership of this Contract. If you assign or change ownership of this Contract, the Accumulation and Annuity Phases end as described here, but the Income Phase ends as described in prospectus section 10, Income Advantage Payments.

UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation or Income Phases		Action if the Contract is in the Annuity Phase
•	We pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.	•	The Beneficiary becomes the Owner.
		•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If you are receiving Income Advantage Payments, payments end.	•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the
Contract ends and are paid at least as rapidly as they were at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Option 5. For more information, see the Annuity Payment Options discussion in this SAI.

		•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the Beneficiary is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account Value, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death.

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UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation or Income Phases			Action if the Contract is in the Annuity Phase
•
The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
			•	The surviving Joint Owner becomes the sole Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•
We pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.
•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Option 5. For more information, see the Annuity Payment Options discussion in this SAI.

•	If you are receiving Income Advantage Payments:
	–	and the Joint Owners were not spouses, payments end even if the Covered Person is still alive;
	–	and the Joint Owners were spouses, payments end unless the surviving spouse is also the Covered Person and he or she continues the Contract.(2)
			•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the surviving Joint Owner is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract , we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account Value, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.

(2)	If the surviving spouse continues the Contract after the Benefit Election Date, then Income Advantage Payments continue at the prior amount.

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UPON THE DEATH OF THE SOLE ANNUITANT
Action if the Contract is in the Accumulation or Income Phases			Action if the Contract is in the Annuity Phase
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we treat the death of the Annuitant as the death of an Owner; we pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named, and any Income Advantage Payments.
•
Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Option 5. For more information, see the Annuity Payment Options discussion in this SAI.

•	If the deceased Annuitant was not an Owner, and the Contract is individually owned, we do not pay a death benefit. The Owner can name a new Annuitant subject to our approval.
•	If the deceased Annuitant was a sole Owner, we pay the Beneficiary(1) a death benefit.		•	If the deceased was a sole Owner, the Beneficiary becomes the Owner if the Contract continues.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We pay a death benefit to the surviving Joint Owner.(2)
			•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	If you are receiving Income Advantage Payments:
	–	and the Contract is solely owned or owned by a non-individual, payments end;
	–	and the Contract is jointly owned by non-spouses, payments end, even if the Covered Person is still alive;
	–	and the Contract is jointly owned by spouses, payments end unless the surviving spouse is also the Covered Person and he or she continues the Contract.(3)
•	For a description of the payout options, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.
(1)
If the Beneficiary is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If the deceased was the Annuitant and the Owner was a non-individual, the surviving spouse becomes the new Owner upon Contract continuation.

(2)
If the surviving Joint Owner is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account Value, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.

(3)	If the surviving spouse continues the Contract after the Benefit Election Date, then Income Advantage Payments continue at the prior amount.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: We only allow you to add a joint Annuitant on the Annuity Date.)
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see the Annuity Payment Options discussion in this SAI.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary becomes the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

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PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements
The following financial statements of the Company are incorporated by reference as exhibit EX-99.A. from Registrant’s Post Effective Amendment No. 8 to Form N-4 (File Nos. 333-171428 and 811-05716) electronically filed on April 6, 2012.

1.	Report of Independent Registered Public Accounting Firm
2.	Balance Sheets – December 31, 2011 and 2010
3.	Statements of Operations – Years ended December 31, 2011, 2010, and 2009
4.	Statements of Comprehensive Income (Loss) – Years ended December 31, 2011, 2010, and 2009
5.	Statements of Stockholder's Equity – Years ended December 31, 2011, 2010, and 2009
6.	Statements of Cash Flows – Years ended December 31, 2011, 2010, and 2009
7.	Notes to Financial Statements – December 31, 2011 and 2010
8.	Supplemental Schedules:
	–	Schedule I – Summary of Investments – Other than Investments in Related Parties
	–	Schedule II – Supplementary Insurance Information
	–	Schedule III – Reinsurance
The following financial statements of the Variable Account are incorporated by reference as exhibit EX-99.A. from Registrant’s Post Effective Amendment No. 8 to Form N-4 (File Nos. 333-171428 and 811-05716) electronically filed on April 6, 2012.

1.	Report of Independent Registered Public Accounting Firm
2.	Statements of Assets and Liabilities – December 31, 2011
3.	Statements of Operations – For the year ended December 31, 2011
4.	Statements of Changes in Net Assets – For the year ended December 31, 2011 and 2010
5.	Notes to the Financial Statements – December 31, 2011
b.	Exhibits
1.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated February 26, 1988 incorporated by reference as exhibit EX-99.B1. from Registrant's N-4 filing (File Nos. 333-19699 and 811-05716) electronically filed on January 13, 1997.

2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between Preferred Life Insurance Company of New York on behalf of Preferred Life Variable Account C and NALAC Financial Plans, Inc. incorporated by reference as exhibit EX-99.B3.a. from Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on May 12, 1997.
Preferred Life Insurance Company of New York is the predecessor to Allianz Life Insurance Company of New York. Preferred Life Variable Account C is the predecessor to Allianz Life of NY Variable Account C. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.

b.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of New York and Allianz Life Financial Services, LLC, dated June 1, 2010, incorporated by reference as exhibit EX-99B3.b. from Registrant’s Post Effective Amendment No. 21 to Form N-4 (File Nos. 333-143195 and 811-05716), electronically filed on October 21, 2010.

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from the Initial Registration Statement to Allianz Life Variable Account B's Form N-4 (File Nos.333-134267 and 811-05618) electronically filed on May 19, 2006. The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

4.	a.
Individual Variable Annuity Contract L40533-NY incorporated by reference as exhibit EX-99.B4.a. from Registrant’s Pre Effective Amendment No. 2 to Form N-4 (File Nos. 333-167334 and 811-05716) electronically filed on December 21, 2011.

b.
Contract Schedules S40817-NY, S40819-NY, & S40821-NY incorporated by reference as exhibit EX-99.B4.b. from Registrant’s Pre Effective Amendment No. 2 to Form N-4 (File Nos. 333-167334 and 811-05716) electronically filed on December 21, 2011.

c.
Income Advantage Account Rider S40818-NY incorporated by reference as exhibit EX-99.B4.c. from Registrant’s Pre Effective Amendment No. 2 to Form N-4 (File Nos. 333-167334 and 811-05716) electronically filed on December 21, 2011.

5.	a.
Variable Annuity Application F50000-NY incorporated by reference as exhibit EX-99.B5.a. from Registrant’s Pre Effective Amendment No. 2 to Form N-4 (File Nos. 333-167334 and 811-05716) electronically filed on December 21, 2011.

6.	(i).
The Restated Articles of Incorporation of the Company (as amended August 1, 2006), incorporated by reference as exhibit EX-99.B6.i. from Allianz Life Variable Account B’s Form N-4 Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

(ii).
The Restated Bylaws of the Company (as amended August 1, 2006), incorporated by reference as exhibit EX-99.B6.ii. from Allianz Life Variable Account B’s Form N-4 Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

7.	Not Applicable
8.	a.
22c-2 Agreements incorporated by reference as exhibit EX-99.B8.a. from Registrant's Post Effective Amendment No. 28 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on April 24, 2008.

b.
22c-2 Agreement-BlackRock Distributors, Inc. dated 5/1/2008 incorporated by reference as exhibit EX-99.B8.b. from Registrant's Post Effective Amendment No. 9 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on April 3, 2009.

c.
Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC, dated 5/1/2008 incorporated by reference as exhibit EX-99.B8.c. from Registrant's Post Effective Amendment No. 9 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on April 3, 2009

d.
Adminstrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated 5/1/2008 incorporated by reference as exhibit EX-99.B8.d. from Registrant's Post Effective Amendment No. 9 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on April 3, 2009.

e.
Administrative Services Agreement between Franklin Templeton Services LLC and Preferred Life Insurance Company of New York, dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.ac. from Registrant's Post Effective Amendment No. 15 to Form N-4 (File Nos.333-75718 and 811-05716) electronically filed on April 27, 2005.

f.
Amendment to Administrative Services Agreement between Franklin Templeton Services, LLC and Allianz Life Insurance Company of New York, dated 8/8/2008 incorporated by reference as exhibit EX-99.B8.h. from Registrant's Post Effective Amendment No. 9 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on April 3, 2009.

g.
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of New York and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.n. from Registrant's Post Effective Amendment No. 15 to Form N-4 (File Nos.333-75718 and 811-05716) electronically filed on April 27, 2005.

h.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of New York and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/2008 incorporated by reference as exhibit EX-99.B8.j. from Registrant's Post Effective Amendment No. 9 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on April 3, 2009.

i.
Participation Agreement between Preferred Life Insurance Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.i. from Registrant's Post-Effective Amendment No. 8 to Form N-4 (File Nos.333-19699 and 811-05716) electronically filed on April 28, 2000.

j.
Amendments to Participation Agreement between Allianz Life Insurance Company of New York (formerly Preferred Life Insurance Company of New York), PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC (formerly PIMCO Funds Distributors LLC), dated 4/1/00, 5/1/02, 5/1/03, 4/30/04, 4/29/05 incorporated by reference as exhibit EX-99.B8.w. from Registrant's Post Effective Amendment No. 26 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on April 23, 2007.

k.
Amendment dated April 30, 2012 to Participation Agreement between Allianz Life Insurance Company of of New York, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Registrant’s Post Effective Amendment No. 8 to Form N-4 (File Nos. 333-171428 and 811-05716) electronically filed on April 6, 2012.

l.
Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of New York, dated June 23, 2010 incorporated by reference as exhibit EX-99.B8.t. from Registrant’s Post Effective Amendment No. 8 to Form N-4 (File Nos. 333-171428 and 811-05716) electronically filed on April 6, 2012.

m.
Amendment dated 4-30-2012 to Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of New York, dated June 23, 2010 incorporated by reference as exhibit EX-99.B8.u. from Registrant’s Post Effective Amendment No. 8 to Form N-4 (File Nos. 333-171428 and 811-05716) electronically filed on April 6, 2012.

9.*	Opinion and Consent of Counsel
10.*	Consent of Independent Registered Public Accounting Firm
11.	Not Applicable
12.	Not Applicable
13.	a.
Powers of Attorney incorporated by reference as exhibit EX-99.B13. from Registrant's Post-Effective Amendment No.20 to Registrant’s Form N-4 (File Nos. 333-143195 and 811-05716), electronically filed on August 26, 2010.

b.
Power of Attorney-Walter White, incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171428 and 811-05716) electronically filed on February 16, 2012.

*	Filed herewith

ITEM 25. DIRECTORS AND OFFICERS OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Walter R. White	Chairman of the Board and Chief Executive Officer
Giulio Terzariol	Director, Chief Financial Officer and Treasurer
Eugene T. Wilkinson 31A Mountain Blvd Warren, NJ 07059	Director
Stephen R. Herbert Locke & Herbert 1100 Summer Street Stamford, CT 06905	Director
Martha Clark Goss 10 Harbourton Woodville Road Pennington, NJ 08534	Director
Gary A. Smith Ivy Planning Group, LLC 15024 Omega Drive, Ste. 110 Rockville, MD 20850	Director
Thomas P. Burns	Director and President
John O. Esch	Director, Vice President & Appointed Actuary
Yvonne K. Franzese 1 Chase Manhattan Plaza, 37th/38th Floors New York, NY 10005-1423	Director
Marc B. Olson	Director and Vice President, Financial Consulting
Michael Baney 141 Brixton Road Garden City NY 11530	Director
Gretchen Cepek	Chief Legal Officer and Secretary
Nicole A. Scanlon	Controller
Cathy Mahone	Vice President, Operations
Patrick L. Nelson	Chief Suitability Officer and Consumer Affairs Officer
Carsten Quitter	Chief Investment Officer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Insurance Company organizational chart is incorporated by reference from Registrant's Pre-Effective No. 1 to Form N-4 File Nos. 333-171428 and 811-05716, electronically filed on April 7, 2011.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 30, 2012 there were no qualified or non-qualified Allianz Retirement Pro NY Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION

The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of New York and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

a.	Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life Variable Account B
b.	The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Robert DeChellis	Governor, Chief Executive Officer and President
Thomas Burns	Governor
Kristine Starkman	Chief Compliance Officer
Jasmine Jirele	Chief Operating Officer and Senior Vice President
Angie Forsman	Vice President, Chief Financial Officer
Robert Densmore	Senior Vice President
Corey Walther	Senior Vice President
Michael Brandriet	Senior Vice President
Jennifer Sosniecki	Money Laundering Prevention Officer
Michael G. Brennan	Vice President, Compliance
Steve Miller	Assistant Vice President
Theodore C. Cadwell, Jr.	Secretary
Tracy M. Hardy	Assistant Secretary

c.	For the period 1-1-2011 to 12-31-2011
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$18,836,916.72	$0	$0	$0
The $18,836,916.72 that Allianz Life Financial Services, LLC received from Allianz Life of New York as commissions on the sale of Contracts issued under Allianz Life of NY Variable Account C was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS

a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS

Allianz Life Insurance Company of New York ("Company") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of New York on behalf of the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 25th day of April, 2012.
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
(Registrant)
By: ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)
By: /s/ STEWART D. GREGG
Stewart D. Gregg
Senior Securities Counsel
By: WALTER R. WHITE**
Walter R. White
Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2012.

Signature	Title
Walter R. White**	Chairman of the Board and Chief Executive Officer
Giulio Terzariol*	Director, Chief Financial Officer and Treasurer
Stephen R. Herbert*	Director
Eugene T. Wilkinson*	Director
John O. Esch*	Director, Vice President and Appointed Actuary
Thomas P. Burns*	Director and President
Yvonne K. Franzese*	Director

*
By Power of Attorney incorporated by reference as exhibit EX-99.B13. from Registrant's Post-Effective Amendment No.20 to Registrant’s Form N-4 (File Nos. 333-143195 and 811-05716), electronically filed on August 26, 2010.

**
By Power of Attorney incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171428 and 811-05716) electronically filed on February 16, 2012.

By /s/ STEWART D. GREGG
Stewart D. Gregg
Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 1

TO FORM N-4

(FILE NOS. 333-167334 AND 811-05716)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

INDEX TO EXHIBITS
EX-99.B9.	Opinion and Consent of Counsel
EX-99.B10.	Consent of Independent Registered Public Accounting Firm